Exhibit 25.2

CONFORMED COPY

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

HSBC Bank USA, National Association

(Exact name of trustee as specified in its charter)

N/A	20-1177241
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

HSBC Bank USA, National Association

66 Hudson Boulevard East

New York, NY 10001

Tel: (212) 525-1309

(Name, address and telephone number of agent for service)

(Address of principal executive offices)

STANLEY BLACK & DECKER, INC.

(Exact name of obligor as specified in its charter)

CONNECTICUT	06-0548860
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Stanley Drive New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Subordinated Debt Securities

(Title of Indenture Securities)

General

Item 1. General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervisory authority to which it is subject.

Comptroller of the Currency, New York, NY.

Federal Deposit Insurance Corporation, Washington, D.C.

Board of Governors of the Federal Reserve System, Washington, D.C.

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None

Items 3-15. Not Applicable

Item 16. List of Exhibits

Exhibit

T1A(i)	(1)	Copy of the Articles of Association of HSBC Bank USA, National Association.

T1A(ii)	(1)	Certificate of the Comptroller of the Currency dated July 1, 2004 as to the authority of HSBC Bank USA, National Association to commence business.

T1A(iii)	(2)	Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)	(1)	Copy of the existing By-Laws of HSBC Bank USA, National Association.

T1A(v)		Not applicable.

T1A(vi)	(2)	Consent of HSBC Bank USA, National Association required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)		Copy of the latest report of condition of the trustee published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)		Not applicable.

T1A(ix)		Not applicable.

(1)	Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.
(2)	Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-125197 and incorporated herein by reference thereto.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 29th day of October, 2026.

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Fernando Acebedo
Fernando Acebedo
Vice President

Exhibit T1A(vii)

Board of Governors of the Federal Reserve System Federal Deposit Insurance Corporation Office of the Comptroller of the Currency Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031 Institution Name City HSBC BANK USA, NATIONAL ASSOCIATION TYSONS State VA Zip Code 22102 Call Report Report Date 6/30/2026 Report Type 031 RSSD-ID 413208 FDIC Certificate Number 57890 OCC Charter Number 24522 ABA Routing Number 21001088 Last updated on 8/4/2026

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031 Report at the close of business June 30, 2026 This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State non member banks); 12 U.S.C. §161 (National banks); and 12 U.S.C. §1464 (Savings associations). (20260630) (RCON 9999) Unless the context indicates otherwise, the term “bank” in this report form refers to both banks and savings associations. NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for state non member banks and three directors for state member banks, national banks, and savings associations. I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief. We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct. Signature of Chief Financial Officer (or Equivalent) Director (Trustee) Date of Signature Director (Trustee) Director (Trustee) Submission of Reports Each bank must file its Reports of Condition and Income (Call Report) data by either: Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for datacollection (https://cdr.ffiec.gov/cdr/), or Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data in to the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR. For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at CDR.Help@cdr.ffiec.gov. FDIC Certificate Number 57890 (RSSD 9050) To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files. The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount. HSBC BANK USA, NATIONAL ASSOCIATION Legal Title of Bank (RSSD 9017) TYSONSCity (RSSD 9130) VA 22102 State Abbreviation (RSSD 9200) Zip Code (RSSD 9220) The estimated average burden associated with this information collection is 50.4 hours per respondent and is estimated to vary from 20 to 775 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503, and to one of the following: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, NW, Washington, DC 20551; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429.

Consolidated Reports of Condition and Income for A Bank With Domestic and Fo Signature Page 1 Table of Contents 2 Emergency Contact Information. 4 Contact Information for the Reports of Condition and Income 4 Emergency Contact Information. 5 Bank Demographic Information(Form Type - 031) 6 Contact Information(Form Type - 031) 6 Schedule RI - Income Statement(Form Type - 031) 8 Schedule RI-A - Changes in Bank Equity Capital(Form Type - 031) 11 Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases(Form Type - 031) 12 Schedule RI-B Part II - Changes in Allowances for Credit Losses(Form Type - 031) 13 Schedule RI-C - Disaggregated Data on the Allowances for Credit Losses(Form Type - 031) 14 Schedule RI-D - Income from Foreign Offices(Form Type - 031) 14 Schedule RI-E - Explanations (Form Type - 031) 15 Schedule RC - Balance Sheet(Form Type - 031) 17 Schedule RC-A - Cash and Balances Due From Depository Institutions(Form Type - 031) 18 Schedule RC-B - Securities(Form Type - 031) 19 Schedule RC-C Part I - Loans and Leases(Form Type - 031) 22 reign Offices - FFIEC 031 Table of Contents For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank. Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency Legend: NR - Not Reported, CONF - Confidential, Accessible

Schedule RC-R Part I - Regulatory Capital Components and Ratios(Form Type - 031) 55 Schedule RC-R Part II - Risk-Weighted Assets(Form Type - 031) 59 Schedule RC-S - Servicing Securitization and Asset Sale Activities(Form Type - 031) 69 Schedule RC-T - Fiduciary and Related Services(Form Type - 031) 70 Schedule RC-V - Variable Interest Entities(Form Type - 031) 72 Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income(Form Type - 031) 73 For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank. Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency Legend: NR - Not Reported, CONF - Confidential, Accessible

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter, and (2) the person at the bank—other than the Chief Financial Officer (or equivalent)—to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter "none" for the contact's e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing the Reports

CONF
Name (TEXT C490)

CONF
Title (TEXT C491)

CONF
E-mail Address (TEXT C492)

CONF
Area Code / Phone Number / Extension (TEXT C493)

CONF
Area Code / FAX Number (TEXT C494)

Other Person to Whom Questions about the Reports Should be Directed

CONF
Name (TEXT C495)

CONF
Title (TEXT C496)

CONF
E-mail Address (TEXT 4086)

CONF
Area Code / Phone Number / Extension (TEXT 8902)

CONF
Area Code / FAX Number (TEXT 9116)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time-sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter "none" for the contact's e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact

CONF
Name (TEXT C366)

CONF
Title (TEXT C367)

CONF
E-mail Address (TEXT C368)

CONF
Area Code / Phone Number / Extension (TEXT C369)

CONF
Area Code / FAX Number (TEXT C370)

Secondary Contact

CONF
Name (TEXT C371)

CONF
Title (TEXT C372)

CONF
E-mail Address (TEXT C373)

CONF
Area Code / Phone Number / Extension (TEXT C374)

CONF
Area Code / FAX Number (TEXT C375)

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti- money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.). Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public. Primary Contact CONF Name (TEXT C437) CONF Title (TEXT C438) CONF E-mail Address (TEXT C439) CONF Area Code / Phone Number / Extension (TEXT C440) Secondary Contact CONF Name (TEXT C442) CONF Title (TEXT C443) CONF E-mail Address (TEXT C444) CONF Area Code / Phone Number / Extension (TEXT 8902)

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
6

Bank Demographic Information(Form Type - 031)

Dollar amounts in thousands

1. Reporting date	RCON9999	20260630	1.
2. FDIC certificate number	RSSD9050	57890	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Tyson	4.
5. State abbreviation	RSSD9200	VA	5.
6. Zip code	RSSD9220	22102	6.
7. Legal Entity Identifier (LEI) (Report only if your institution already has an LEI.)	RCON9224	Click here for value	7.

(RCON9224) 1IE8VN30JCEQV1H4R804

(RSSD9017) HSBC Bank USA N.A.

Contact Information(Form Type - 031)

Dollar amounts in thousands

1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
7

Dollar amounts in thousands			
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.
4. Telephone	TEXTC440	CONF	4.a.4.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.
5. Chief Executive Officer Contact Information			5.
a. Chief Executive Officer			5.a.
1. Name	TEXTFT42	CONF	5.a.1.
2. E-mail Address	TEXTFT44	CONF	5.a.2.
3. Telephone	TEXTFT43	CONF	5.a.3.
4. FAX	TEXTFT45	CONF	5.a.4.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
8

Schedule RI - Income Statement(Form Type - 031)

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Dollar amounts in thousands			
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. In domestic offices:			1.a.1.
a. Loans secured by real estate:			1.a.1.a.
1. Loans secured by 1-4 family residential properties	RIAD4435	423,138	1.a.1.a.1.
2. All other loans secured by real estate	RIAD4436	52,386	1.a.1.a.2.
b. Loans to finance agricultural production and other loans to farmers	RIAD4024	4,110	1.a.1.b.
c. Commercial and industrial loans	RIAD4012	619,442	1.a.1.c.
d. Loans to individuals for household, family, and other personal expenditures:			1.a.1.d.
1. Credit cards	RIADB485	8,086	1.a.1.d.1.
2. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RIADB486	3,465	1.a.1.d.2.
e. Loans to foreign governments and official institutions	RIAD4056	37	1.a.1.e.
f. All other loans in domestic offices	RIADB487	287,596	1.a.1.f.
2. In foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4059	0	1.a.2.
3. Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))	RIAD4010	1,398,260	1.a.3.
b. Income from lease financing receivables	RIAD4065	0	1.b.
c. Interest income on balances due from depository institutions[1]	RIAD4115	428,584	1.c.
d. Interest and dividend income on securities:			1.d.
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	403,478	1.d.1.
2. Mortgage-backed securities	RIADB489	525,560	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	96,202	1.d.3.
e. Interest income from trading assets	RIAD4069	242,130	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	121,115	1.f.
g. Other interest income	RIAD4518	28,834	1.g.
h. Total interest income (sum of items 1.a.(3) through 1.g)	RIAD4107	3,244,163	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Interest on deposits in domestic offices:			2.a.1.
a. Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	774,978	2.a.1.a.
b. Nontransaction accounts:			2.a.1.b.
1. Savings deposits (includes MMDAs)	RIAD0093	478,590	2.a.1.b.1.
2. Time deposits of $250,000 or less	RIADHK03	132,157	2.a.1.b.2.
3. Time deposits of more than $250,000	RIADHK04	225,221	2.a.1.b.3.
2. Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4172	84,912	2.a.2.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	117,626	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	71,294	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	45,663	2.d.
e. Total interest expense (sum of items 2.a through 2.d)	RIAD4073	1,930,441	2.e.
3. Net interest income (item 1.h minus 2.e)	RIAD4074	1,313,722	3.
4. Provisions for credit losses[1]	RIADJJ33	6,589	4.
5. Noninterest income:			5.
a. Income from fiduciary activities[2]	RIAD4070	83,963	5.a.
b. Service charges on deposit accounts in domestic offices	RIAD4080	109,735	5.b.

1. Includes interest income on time certificates of deposit not held for trading.
1. Institutions should report in item 4, the provisions for credit losses for all financial assets and off-balance-sheet credit exposures.
2. For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
9

Dollar amounts in thousands			
c. Trading revenue[3]	RIADA220	412,360	5.c.
d. Income from securities-related and insurance activities:			5.d.
1. Fees and commissions from securities brokerage	RIADC886	208	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	15,072	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.
5. Income from other insurance activities	RIADC387	0	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	5,885	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	-5,740	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	-194	5.j.
k. Net gains (losses) on sales of other assets[4]	RIADB496	-960	5.k.
l. Other noninterest income[*]	RIADB497	430,670	5.l.
m. Total noninterest income (sum of items 5.a through 5.l)	RIAD4079	1,050,999	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale debt securities	RIAD3196	16,463	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	246,591	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	21,067	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	0	7.c.2.
d. Other noninterest expense[*]	RIAD4092	1,041,435	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)	RIAD4093	1,309,093	7.e.
8. Not available			8.
a. Income (loss) before change in net unrealized holding gains (losses) on equity securities not held for trading, applicable income taxes, and discontinued operations (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	RIADHT69	1,065,502	8.a.
b. Change in net unrealized holding gains (losses) on equity securities not held for trading[5]	RIADHT70	-1,240	8.b.
c. Income (loss) before applicable income taxes and discontinued operations (sum of items 8.a and 8.b)	RIAD4301	1,064,262	8.c.
9. Applicable income taxes (on item 8.c)	RIAD4302	241,721	9.
10. Income (loss) before discontinued operations (item 8.c minus item 9)	RIAD4300	822,541	10.
11. Discontinued operations, net of applicable income taxes (Describe on Schedule RI-E - Explanations)[*]	RIADFT28	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	822,541	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	0	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	822,541	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	21	M.1.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets 2. Income from the sale and servicing of mutual funds and annuities in domestic offices (included in Schedule RI, item 8)[1]	RIAD8431	143	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	28	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	1731	M.5.

3. For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.e.
4. Exclude net gains (losses) on sales of trading assets and held-to-maturity and available-for-sale debt securities.
*. Describe on Schedule RI-E-Explanations.
5. Item 8.b is to be completed by all institutions. See the instructions this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.
1. The asset-size tests are based on the total assets reported on the June 30, 2025, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
10

Dollar amounts in thousands			
6. Not applicable			M.6.
7. If the reporting institution has applied pushdown accounting this calendar year, report the date of the institution's acquisition (see instructions)[2]	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c):			M.8.
Memorandum items 8.a through 8.e are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year. a. Interest rate exposures	RIAD8757	-137,987	M.8.a.
b. Foreign exchange exposures	RIAD8758	220,228	M.8.b.
c. Equity security and index exposures	RIAD8759	238,795	M.8.c.
d. Commodity and other exposures	RIAD8760	55,993	M.8.d.
e. Credit exposures	RIADF186	35,331	M.8.e.
Memorandum items 8.f through 8.h are to be completed by banks with $100 billion or more in total assets that are required to complete Schedule RI, Memorandum items 8.a through 8.e, above. f. Impact on trading revenue of changes in the creditworthiness of the bank's derivatives counterparties on the bank's derivative assets (year-to-date changes) (included in Memorandum items 8.a through 8.e above):			M.8.f.
1. Gross credit valuation adjustment (CVA)	RIADFT36	287	M.8.f.1.
2. CVA hedge	RIADFT37	-2,263	M.8.f.2.
g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank's derivative liabilities (year-to-date changes) (included in Memorandum items 8.a through 8.e above):			M.8.g.
1. Gross debit valuation adjustment (DVA)	RIADFT38	0	M.8.g.1.
2. DVA hedge	RIADFT39	0	M.8.g.2.
h. Gross trading revenue, before including positive or negative net CVA and net DVA	RIADFT40	412,073	M.8.h.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:[1]			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	-18,095	M.9.b.
10. Credit losses on derivatives (see instructions)	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
12. Not applicable			M.12.
Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option. 13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	524	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	0	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	-138,768	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	0	M.13.b.1.
14. Not applicable			M.14.
Memorandum item 15 is to be completed by institutions with $1 billion or more in total assets that answered "Yes" to Schedule RC-E, Part I, Memorandum item 5. 15. Components of service charges on deposit accounts in domestic offices (sum of Memorandum items 15.a through 15.d must equal Schedule RI, item 5.b):			M.15.
a. Consumer overdraft-related service charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH032	0	M.15.a.
b. Consumer account periodic maintenance charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH033	2,576	M.15.b.
c. Consumer customer automated teller machine (ATM) fees levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH034	0	M.15.c.
d. All other service charges on deposit accounts	RIADH035	107,160	M.15.d.

2. Report the date in YYYYMMDD format. For example, a bank acquired on March 1, 2025, would report 20250301.
1. The asset-size tests are based on the total assets reported on the June 30, 2025, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
11

Schedule RI-A - Changes in Bank Equity Capital(Form Type - 031)

Dollar amounts in thousands			
1. Total bank equity capital most recently reported for the December 31, 2025, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	16,200,640	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors*	RIADB507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	16,200,640	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	822,541	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	0	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. LESS: Cash dividends declared on preferred stock	RIAD4470	58,565	8.
9. LESS: Cash dividends declared on common stock	RIAD4460	300,000	9.
10. Other comprehensive income[1]	RIADB511	-46,020	10.
11. Other transactions with stockholders (including a parent holding company) (not included in items 5, 6, 8, or 9 above)*	RIAD4415	-16,336	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	16,602,260	12.

*. Describe on Schedule RI-E-Explanations

1. Includes, but is not limited to, changes in net unrealized holding gains (losses) on available-for-sale debt securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and pension and other postretirement plan-related changes other than net periodic benefit cost.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
12

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases(Form Type - 031)

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date		
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans in domestic offices:					1.a.
1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	0	RIADC894	0	1.a.2.
b. Secured by farmland in domestic offices	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties in domestic offices:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	69	RIAD5412	479	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	1,898	RIADC217	3,943	1.c.2.a.
b. Secured by junior liens	RIADC235	26	RIADC218	51	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties in domestic offices	RIAD3588	0	RIAD3589	22	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	0	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	0	RIADC898	0	1.e.2.
f. In foreign offices	RIADB512	0	RIADB513	0	1.f.
2. Not applicable					2.
3. Loans to finance agricultural production and other loans to farmers	RIAD4655	0	RIAD4665	0	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RIAD4645	48,019	RIAD4617	2,834	4.a.
b. To non-U.S. addressees (domicile)	RIAD4646	0	RIAD4618	0	4.b.
5. Loans to individuals for household, family, and other personal expenditures:					5.
a. Credit cards	RIADB514	3,697	RIADB515	1,919	5.a.
b. Automobile loans	RIADK129	0	RIADK133	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RIADK205	71	RIADK206	87	5.c.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	0	RIAD4628	56	7.
8. Lease financing receivables:					8.
a. Leases to individuals for household, family, and other personal expenditures	RIADF185	0	RIADF187	0	8.a.
b. All other leases	RIADC880	0	RIADF188	0	8.b.
9. Total (sum of items 1 through 8)	RIAD4635	53,780	RIAD4605	9,391	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.
3. Not applicable					M.3.

Dollar amounts in thousands			
Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for credit losses on loans and leases)	RIADC388	NR	M.4.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
13

Schedule RI-B Part II - Changes in Allowances for Credit Losses(Form Type - 031)

Dollar amounts in thousands	(Column A) Loans and Leases Held for Investment		(Column B) Held-to-maturity Debt Securities		(Column C) Available-for-sale Debt Securities		
1. Balance most recently reported for the December 31, 2025, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	388,147	RIADJH88	13	RIADJH94	468	1.
2. Recoveries (column A must equal Part I, item 9, column B, above)	RIAD4605	9,391	RIADJH89	0	RIADJH95	0	2.
3. LESS: Charge-offs (column A must equal Part I, item 9, column A, above less Schedule RI-B, Part II, item 4, column A)	RIADC079	53,780	RIADJH92	0	RIADJH98	0	3.
4. LESS: Write-downs arising from transfers of financial assets	RIAD5523	0	RIADJJ00	0	RIADJJ01	0	4.
5. Provisions for credit losses[1]	RIAD4230	-8,598	RIADJH90	-1	RIADJH96	-459	5.
6. Adjustments* (see instructions for this schedule)[*]	RIADC233	17,783	RIADJH91	0	RIADJH97	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (column A must equal Schedule RC, item 4.c)	RIAD3123	352,943	RIADJH93	12	RIADJH99	9	7.

Dollar amounts in thousands			
1. Allocated transfer risk reserve included in Schedule RI-B, Part II, item 7, column A, above	RIADC435	0	M.1.
Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIADC389	NR	M.2.
3. Amount of allowance for credit losses on loans and leases attributable to retail credit card fees and finance charges.	RIADC390	NR	M.3.
4. Not applicable			M.4.
5. Provisions for credit losses on other financial assets measured at amortized cost (not included in item 5, above)	RIADJJ02	0	M.5.
6. Allowance for credit losses on other financial assets measured at amortized cost (not included in item 7, above)	RCFDJJ03	5	M.6.
7. Provisions for credit losses on off-balance-sheet credit exposures	RIADMG93	15,647	M.7.
8. Estimated amount of expected recoveries of amounts previously written off included within the allowance for credit losses on loans and leases held for investment (included in item 7, column A, "Balance end of current period," above).	RIADMG94	32,705	M.8.

1. The sum of item 5, column A through C, plus Schedule RI-B, Part II, Memorandum items 5 and 7, below must equal Schedule RI, item 4.

*. Describe on Schedule RI-E - Explanations.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
14

Schedule RI-C - Disaggregated Data on the Allowances for Credit Losses(Form Type - 031)

Dollar amounts in thousands	(Column A) Amortized Cost		(Column B) Allowance Balance		
1. Real estate loans:					1.
a. Construction loans	RCFDJJ04	42,698	RCFDJJ12	277	1.a.
b. Commercial real estate loans	RCFDJJ05	1,172,330	RCFDJJ13	72,440	1.b.
c. Residential real estate loans	RCFDJJ06	19,957,263	RCFDJJ14	-9,777	1.c.
2. Commercial loans[2]	RCFDJJ07	33,200,035	RCFDJJ15	278,350	2.
3. Credit cards	RCFDJJ08	172,406	RCFDJJ16	10,075	3.
4. Other consumer loans	RCFDJJ09	138,884	RCFDJJ17	1,578	4.
5. Unallocated, if any			RCFDJJ18	0	5.
6. Total (sum of items 1.a. through 5)[3]	RCFDJJ11	54,683,616	RCFDJJ19	352,943	6.

Dollar amounts in thousands			
7. Securities issued by states and political subdivisions in the U.S.	RCFDJJ20	0	7.
8. Mortgage-backed securities (MBS) (including CMOs, REMICs, and stripped MBS)	RCFDJJ21	12	8.
9. Asset-backed securities and structured financial products	RCFDJJ23	0	9.
10. Other debt securities	RCFDJJ24	0	10.
11. Total (sum of items 7 through 10)[4]	RCFDJJ25	12	11.

Schedule RI-D - Income from Foreign Offices(Form Type - 031)

For all banks with foreign offices (including Edge or Agreement subsidiaries and IBFs) and total foreign office assets of $10 billion or more where foreign office revenues, assets, or net income exceed 10 percent of consolidated total revenues, total assets, or net income.

Dollar amounts in thousands			
1. Total interest income in foreign offices	RIADC899	0	1.
2. Total interest expense in foreign offices	RIADC900	0	2.
3. Provisions for credit losses in foreign offices	RIADKW02	0	3.
4. Noninterest income in foreign offices:			4.
a. Trading revenue	RIADC902	0	4.a.
b. Investment banking, advisory, brokerage, and underwriting fees and commissions	RIADC903	0	4.b.
c. Net securitization income	RIADC904	0	4.c.
d. Other noninterest income	RIADC905	0	4.d.
5. Realized gains (losses) on held-to-maturity and available-for-sale debt securities and change in net unrealized holding gains (losses) on equity securities not held for trading in foreign offices	RIADJA28	0	5.
6. Total noninterest expense in foreign offices	RIADC907	0	6.
7. Adjustments to pretax income in foreign offices for internal allocations to foreign offices to reflect the effects of equity capital on overall bank funding costs	RIADC908	0	7.
8. Applicable income taxes (on items 1 through 7)	RIADC909	0	8.
9. Discontinued operations, net of applicable income taxes, in foreign offices	RIADGW64	0	9.
10. Net income attributable to foreign offices before internal allocations of income and expense (item 1 plus or minus items 2 through 9)	RIADC911	0	10.
11. Not applicable			11.
12. Eliminations arising from the consolidation of foreign offices with domestic offices	RIADC913	0	12.
13. Consolidated net income attributable to foreign offices (sum of items 10 and 12)	RIADC914	0	13.

2. Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in item 1, 3, or 4 of Schedule RI-C.
3. Item 6, column B must equal schedule RC, item 4.c.
4. Item 11 must equal Schedule RI-B, Part II, item 7, column B.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
15

Schedule RI-E - Explanations (Form Type - 031)

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

Dollar amounts in thousands			
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 5.l:			1.
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Bank card and credit card interchange fees	RIADF555	34,483	1.f.
g. Income and fees from wire transfers	RIADT047	70,713	1.g.
h. Disclose component and the dollar amount of that component:			1.h.
1. Describe component	TEXT4461	Click here for value	1.h.1.
2. Amount of component	RIAD4461	154,220	1.h.2.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4462	Click here for value	1.i.1.
2. Amount of component	RIAD4462	89,592	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4463	Click here for value	1.j.1.
2. Amount of component	RIAD4463	57,099	1.j.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	0	2.b.
c. Directors' fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	CONF	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	0	2.k.
l. Other real estate owned expenses	RIADY923	0	2.l.
m. Insurance expenses (not included in employee expenses, premises and fixed asset expenses, and other real estate owned expenses)	RIADY924	0	2.m.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4464	Click here for value	2.n.1.
2. Amount of component	RIAD4464	923,324	2.n.2.
o. Disclose component and the dollar amount of that component:			2.o.
1. Describe component	TEXT4467	NR	2.o.1.
2. Amount of component	RIAD4467	0	2.o.2.
p. Disclose component and the dollar amount of that component:			2.p.
1. Describe component	TEXT4468	NR	2.p.1.
2. Amount of component	RIAD4468	0	2.p.2.
3. Discontinued operations and applicable income tax effect (from Schedule RI, item 11) (itemize and describe each discontinued operation):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXTFT29	NR	3.a.1.
2. Amount of component	RIADFT29	0	3.a.2.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
16

Dollar amounts in thousands			
3. Applicable income tax effect	RIADFT30	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXTFT31	NR	3.b.1.
2. Amount of component	RIADFT31	0	3.b.2.
3. Applicable income tax effect	RIADFT32	0	3.b.3.
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):			4.
a. Disclose component and the dollar amount of that component:			4.a.
1. Describe component	TEXTB526	NR	4.a.1.
2. Amount of component	RIADB526	0	4.a.2.
b. Disclose component and the dollar amount of that component:			4.b.
1. Describe component	TEXTB527	NR	4.b.1.
2. Amount of component	RIADB527	0	4.b.2.
5. Other transactions with stockholders (including a parent holding company) (from Schedule RI-A, item 11) (itemize and describe all such transactions):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498	Click here for value	5.a.1.
2. Amount of component	RIAD4498	-16,336	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499	NR	5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowances for credit losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):			6.
a. Initial allowances for credit losses recognized upon the acquisition of purchased credit-deteriorated assets[1]	RIADJJ27	0	6.a.
b. Disclose component and the dollar amount of that component:			6.b.
1. Describe component	TEXT4521	Click here for value	6.b.1.
2. Amount of component	RIAD4521	17,783	6.b.2.
c. Disclose component and the dollar amount of that component:			6.c.
1. Describe component	TEXT4522	NR	6.c.1.
2. Amount of component	RIAD4522	0	6.c.2.
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):			7.
a. Comments?	RIAD4769	Yes	7.a.
b. Other explanations	TEXT4769	Click here for value	7.b.

(TEXT4461) Income from Affiliates

(TEXT4462) Commitment facility line fees

(TEXT4463) Fee income on letters of credit

(TEXT4464) Operating expenses paid to Affiliates

(TEXT4498) Employee Benefit Plan

(TEXT4521) Foreign Currency Translation

(TEXT4769) NI frm Fin Inst Dsign at FVTPL - $24603 Net gain on credit derivatives that economically hedge credit exposures held outside the trading account - $18,905.

1. Institutions should report initial allowances for credit losses recognized upon the acquisition of purchased credit-deteriorated assets.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
17

Schedule RC - Balance Sheet(Form Type - 031)

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Dollar amounts in thousands			
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin[1]	RCFD0081	827,356	1.a.
b. Interest-bearing balances[2]	RCFD0071	23,838,291	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)[3]	RCFDJJ34	20,488,918	2.a.
b. Available-for-sale debt securities (from Schedule RC-B, column D)	RCFD1773	32,816,819	2.b.
c. Equity securities with readily determinable fair values not held for trading[4]	RCFDJA22	120,658	2.c.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold in domestic offices	RCONB987	0	3.a.
b. Securities purchased under agreements to resell[5]	RCFDB989	4,456,605	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCFD5369	651,614	4.a.
b. Loans and leases held for investment	RCFDB528	54,690,387	4.b.
c. LESS: Allowance for credit losses on loans and leases	RCFD3123	352,943	4.c.
d. Loans and leases held for investment, net of allowance (item 4.b minus 4.c)	RCFDB529	54,337,444	4.d.
5. Trading assets (from Schedule RC-D)	RCFD3545	28,397,447	5.
6. Premises and fixed assets (including right-of-use assets)	RCFD2145	552,437	6.
7. Other real estate owned (from Schedule RC-M)	RCFD2150	5,765	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCFD2130	0	8.
9. Direct and indirect investments in real estate ventures	RCFD3656	0	9.
10. Intangible assets (from Schedule RC-M)	RCFD2143	465,306	10.
11. Other assets (from Schedule RC-F)[6]	RCFD2160	6,142,618	11.
12. Total assets (sum of items 1 through 11)	RCFD2170	173,101,278	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)	RCON2200	134,778,621	13.a.
1. Noninterest-bearing[8]	RCON6631	30,661,408	13.a.1.
2. Interest-bearing	RCON6636	104,117,213	13.a.2.
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)	RCFN2200	6,413,977	13.b.
1. Noninterest-bearing	RCFN6631	0	13.b.1.
2. Interest-bearing	RCFN6636	6,413,977	13.b.2.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased in domestic offices[9]	RCONB993	1,500,000	14.a.
b. Securities sold under agreements to repurchase[10]	RCFDB995	1,908,911	14.b.
15. Trading liabilities (from Schedule RC-D)	RCFD3548	2,991,152	15.
16. Other borrowed money (includes mortgage indebtedness) (from Schedule RC-M)	RCFD3190	3,763,172	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures[1]	RCFD3200	1,467,288	19.
20. Other liabilities (from Schedule RC-G)	RCFD2930	3,675,896	20.

1. Includes cash items in process of collection and unposted debits.
2. Includes time certificates of deposit not held for trading.
3. Institutions should report in item 2.a, amounts net of any applicable allowance for credit losses, and should equal to Schedule RC-B, item 8, column A less Schedule RI-B, Part II, item 7, column B.
4. Item 2.c is to be completed by all institutions. See the instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.
5. Includes all securities resale agreements, regardless of maturity.
6. Institutions should report in items 3.b and 11 amounts net of any applicable allowance for credit losses.
8. Includes noninterest-bearing demand, time, and savings deposits.
9. Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
10. Includes all securities repurchase agreements, regardless of maturity.
1. Includes limited-life preferred stock and related surplus.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
18

Dollar amounts in thousands			
21. Total liabilities (sum of items 13 through 20)	RCFD2948	156,499,017	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCFD3838	1,500,000	23.
24. Common stock	RCFD3230	2,001	24.
25. Surplus (exclude all surplus related to preferred stock)	RCFD3839	12,996,311	25.
26. Not available			26.
a. Retained earnings	RCFD3632	3,512,620	26.a.
b. Accumulated other comprehensive income[2]	RCFDB530	-1,408,671	26.b.
c. Other equity capital components[3]	RCFDA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCFD3210	16,602,261	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries	RCFD3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCFDG105	16,602,261	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCFD3300	173,101,278	29.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2025	RCFD6724	NR	M.1.
2. Bank's fiscal year-end date (report the date in MMDD format)	RCON8678	NR	M.2.

Schedule RC-A - Cash and Balances Due From Depository Institutions(Form Type - 031)

Exclude assets held for trading.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. Cash items in process of collection, unposted debits, and currency and coin	RCFD0022	366,269			1.
a. Cash items in process of collection and unposted debits			RCON0020	239,744	1.a.
b. Currency and coin			RCON0080	126,525	1.b.
2. Balances due from depository institutions in the U.S.	RCFD0082	63,942	RCON0082	63,942	2.
3. Balances due from banks in foreign countries and foreign central banks	RCFD0070	491,621	RCON0070	491,621	3.
4. Balances due from Federal Reserve Banks	RCFD0090	23,743,815	RCON0090	23,743,815	4.
5. Total	RCFD0010	24,665,647	RCON0010	24,665,647	5.

2. Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and accumulated defined benefit pension and other postretirement plan adjustments.
3. Includes treasury stock and unearned Employee Stock Ownership Plan shares.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
19

Schedule RC-B - Securities(Form Type - 031)

Exclude assets held for trading.

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value		
1. U.S. Treasury securities	RCFD0211	5,979,908	RCFD0213	5,912,918	RCFD1286	15,518,865	RCFD1287	15,386,152	1.
2. U.S. Government agency and sponsored agency obligations (exclude mortgage-backed securities)[1]	RCFDHT50	0	RCFDHT51	0	RCFDHT52	483,402	RCFDHT53	489,170	2.
3. Securities issued by states and political subdivisions in the U.S.	RCFD8496	1,804	RCFD8497	1,798	RCFD8498	0	RCFD8499	0	3.
4. Mortgage-backed securities (MBS):									4.
a. Residential mortgage pass-through securities:									4.a.
1. Guaranteed by GNMA	RCFDG300	12,303,378	RCFDG301	12,154,833	RCFDG302	4,493,455	RCFDG303	4,113,296	4.a.1.
2. Issued by FNMA and FHLMC	RCFDG304	226,490	RCFDG305	211,997	RCFDG306	2,908,181	RCFDG307	2,347,514	4.a.2.
3. Other pass-through securities	RCFDG308	0	RCFDG309	0	RCFDG310	55	RCFDG311	55	4.a.3.
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):									4.b.
1. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDG312	1,231,729	RCFDG313	1,133,565	RCFDG314	6,370,578	RCFDG315	5,733,938	4.b.1.
2. Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDG316	0	RCFDG317	0	RCFDG318	0	RCFDG319	0	4.b.2.
3. All other residential MBS	RCFDG320	377	RCFDG321	391	RCFDG322	0	RCFDG323	0	4.b.3.
c. Commercial MBS:									4.c.
1. Commercial mortgage pass-through securities:									4.c.1.
a. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDK142	611,462	RCFDK143	579,441	RCFDK144	5,698	RCFDK145	5,666	4c1a
b. Other pass-through securities	RCFDK146	0	RCFDK147	0	RCFDK148	0	RCFDK149	0	4c1b
2. Other commercial MBS:									4.c.2.
a. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDK150	133,782	RCFDK151	125,751	RCFDK152	88,500	RCFDK153	71,435	4c2a
b. All other commercial MBS	RCFDK154	0	RCFDK155	0	RCFDK156	0	RCFDK157	0	4c2b
5. Asset-backed securities and structured financial products:									5.
a. Asset-backed securities (ABS)	RCFDC026	0	RCFDC988	0	RCFDC989	86,460	RCFDC027	77,695	5.a.
b. Structured financial products	RCFDHT58	0	RCFDHT59	0	RCFDHT60	208,650	RCFDHT61	208,889	5.b.
6. Other debt securities:									6.
a. Other domestic debt securities	RCFD1737	0	RCFD1738	0	RCFD1739	0	RCFD1741	0	6.a.
b. Other foreign debt securities	RCFD1742	0	RCFD1743	0	RCFD1744	4,372,240	RCFD1746	4,383,009	6.b.
7. Unallocated portfolio layer fair value hedge basis adjustments					RCFDMG95	NR			7.
8. Total (sum of items 1 through 7)[2]	RCFD1754	20,488,930	RCFD1771	20,120,694	RCFD1772	34,536,084	RCFD1773	32,816,819	8.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
20

Dollar amounts in thousands			
1. Pledged securities[1]	RCFD0416	26,934,417	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):[1]			M.2.
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:[2]			M.2.a.
1. Three months or less	RCFDA549	849,485	M.2.a.1.
2. Over three months through 12 months	RCFDA550	1,383,291	M.2.a.2.
3. Over one year through three years	RCFDA551	6,478,139	M.2.a.3.
4. Over three years through five years	RCFDA552	8,296,659	M.2.a.4.
5. Over five years through 15 years	RCFDA553	8,224,348	M.2.a.5.
6. Over 15 years	RCFDA554	1,911,833	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:[2]			M.2.b.
1. Three months or less	RCFDA555	110	M.2.b.1.
2. Over three months through 12 months	RCFDA556	48	M.2.b.2.
3. Over one year through three years	RCFDA557	11,885	M.2.b.3.
4. Over three years through five years	RCFDA558	53,812	M.2.b.4.
5. Over five years through 15 years	RCFDA559	3,435	M.2.b.5.
6. Over 15 years	RCFDA560	18,921,443	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:[5]			M.2.c.
1. Three years or less	RCFDA561	742,220	M.2.c.1.
2. Over three years	RCFDA562	6,429,041	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCFDA248	2,232,935	M.2.d.
Memorandum item 3 is to be completed semiannually in the June and December reports only. 3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCFD1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCFD8782	0	M.4.a.
b. Fair value	RCFD8783	0	M.4.b.

1. Includes Small Business Administration "Guaranteed Loan Pool Certificates"; U.S. Maritime Administration obligations; Export-Import Bank participation certificates; and obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

2. The total reported in column A must equal Schedule RC, item 2.a, plus Schedule RI-B, Part II, item 7, column B. The total reported in column D must equal Schedule RC, item 2.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
21

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value		
Memorandum items 5.a through 5.f and 6.a through 6.g are to be completed by banks with $10 billion or more in total assets. 5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):[1]									M.5.
a. Credit card receivables	RCFDB838	0	RCFDB839	0	RCFDB840	0	RCFDB841	0	M5a.
b. Home equity lines	RCFDB842	0	RCFDB843	0	RCFDB844	7,919	RCFDB845	7,587	M5b.
c. Automobile loans	RCFDB846	0	RCFDB847	0	RCFDB848	0	RCFDB849	0	M5c.
d. Other consumer loans	RCFDB850	0	RCFDB851	0	RCFDB852	0	RCFDB853	0	M5d.
e. Commercial and industrial loans	RCFDB854	0	RCFDB855	0	RCFDB856	0	RCFDB857	0	M5e.
f. Other	RCFDB858	0	RCFDB859	0	RCFDB860	78,541	RCFDB861	70,108	M5f.
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B item 5.b):									M.6.
a. Trust preferred securities issued by financial institutions	RCFDG348	0	RCFDG349	0	RCFDG350	0	RCFDG351	0	M6a.
b. Trust preferred securities issued by real estate investment trusts	RCFDG352	0	RCFDG353	0	RCFDG354	0	RCFDG355	0	M6b.
c. Corporate and similar loans	RCFDG356	0	RCFDG357	0	RCFDG358	208,650	RCFDG359	208,889	M6c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG360	0	RCFDG361	0	RCFDG362	0	RCFDG363	0	M6d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG364	0	RCFDG365	0	RCFDG366	0	RCFDG367	0	M6e.
f. Diversified (mixed) pools of structured financial products	RCFDG368	0	RCFDG369	0	RCFDG370	0	RCFDG371	0	M6f.
g. Other collateral or reference assets	RCFDG372	0	RCFDG373	0	RCFDG374	0	RCFDG375	0	M6g.
7. Guaranteed by U.S. Government agencies or sponsored agencies included in Schedule RC-B, item 5.b	RCFDPU98	0	RCFDPU99	0	RCFDPV00	0	RCFDPV01	0	M.7.

1. Includes held-to-maturity securities at amortized cost, available-for-sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value.
1. Includes held-to-maturity securities at amortized cost, available-for-sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value.
2. Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date.
2. Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date.
5. Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D.
1. The $10 billion asset size test is based on the total assets reported on the June 30, 2025, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
22

Schedule RC-C Part I - Loans and Leases(Form Type - 031)

Do not deduct the allowance for credit losses on loans and leases or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. Loans secured by real estate[1]	RCFD1410	NR			1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans	RCFDF158	0	RCONF158	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCFDF159	42,698	RCONF159	42,698	1.a.2.
b. Secured by farmland (including farm residential and other improvements)	RCFD1420	0	RCON1420	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFD1797	360,970	RCON1797	360,970	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RCFD5367	19,586,550	RCON5367	19,586,550	1.c.2.a.
b. Secured by junior liens	RCFD5368	11,467	RCON5368	11,467	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCFD1460	161,405	RCON1460	161,405	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCFDF160	199,912	RCONF160	199,912	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCFDF161	1,233,370	RCONF161	1,233,370	1.e.2.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To commercial banks in the U.S.			RCONB531	1,842	2.a.
1. To U.S. branches and agencies of foreign banks	RCFDB532	0			2.a.1.
2. To other commercial banks in the U.S.	RCFDB533	1,842			2.a.2.
b. To other depository institutions in the U.S.	RCFDB534	0	RCONB534	0	2.b.
c. To banks in foreign countries			RCONB535	1,405	2.c.
1. To foreign branches of other U.S. banks	RCFDB536	0			2.c.1.
2. To other banks in foreign countries	RCFDB537	1,405			2.c.2.
3. Loans to finance agricultural production and other loans to farmers	RCFD1590	131,011	RCON1590	131,011	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RCFD1763	19,493,024	RCON1763	19,493,024	4.a.
b. To non-U.S. addressees (domicile)	RCFD1764	1,845,317	RCON1764	1,845,317	4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards	RCFDB538	172,406	RCONB538	172,406	6.a.
b. Other revolving credit plans	RCFDB539	115,781	RCONB539	115,781	6.b.
c. Automobile loans	RCFDK137	0	RCONK137	0	6.c.
d. Other consumer loans (includes single payment and installment loans other than automobile loans, and all student loans)	RCFDK207	29,873	RCONK207	29,873	6.d.
7. Loans to foreign governments and official institutions (including foreign central banks)	RCFD2081	1,952	RCON2081	1,952	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.	RCFD2107	0	RCON2107	0	8.
9. Loans to nondepository financial institutions and other loans					9.
a. Loans to nondepository financial institutions	RCFDJ454	9,361,503	RCONJ454	9,361,503	9.a.
b. Other loans:					9.b.
1. Loans for purchasing or carrying securities, including margin loans	RCFD1545	2,092,865	RCON1545	2,092,865	9.b.1.
2. All other loans (exclude consumer loans)	RCFDJ451	498,650	RCONJ451	498,650	9.b.2.
10. Lease financing receivables (net of unearned income)			RCON2165	0	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCFDF162	0			10.a.
b. All other leases	RCFDF163	0			10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above	RCFD2123	0	RCON2123	0	11.
12. Total loans and leases held for investment and held for sale (item 12, column A must equal Schedule RC, sum of items 4.a and 4.b)	RCFD2122	55,342,001	RCON2122	55,342,001	12.

1. When reporting “”Loans secured by real estate,”” “”large institutions”” and “”highly complex institutions,”” as defined for deposit insurance assessment purposes in FDIC regulations, should complete items 1.a.(1) through 1.e.(2) in columns A and B (but not item 1 in column A)å all other institutions should complete item 1 in column A and items 1.a.(1) through 1.e.(2) in column B (but not items 1.a.(1) through 1.e.(2) in column A).

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
24

Dollar amounts in thousands			
1. Loan modifications to borrowers experiencing financial difficulty* that are in compliance with their modified terms (included in Schedule RC-C, part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):*			M.1.
a. Construction, land development, and other land loans in domestic offices:			M.1.a.
1. 1-4 family residential construction loans	RCONK158	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK159	0	M.1.a.2.
b. Loans secured by 1-4 family residential properties in domestic offices	RCONF576	10,874	M.1.b.
c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONK160	0	M.1.c.
d. Secured by nonfarm nonresidential properties in domestic offices:			M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK161	0	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK162	0	M.1.d.2.
e. Commercial and industrial loans:			M.1.e.
1. To U.S. addressees (domicile)	RCFDK163	102,973	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCFDK164	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK165	0	M.1.f.
Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loan modifications to borrowers experiencing financial difficulty that are in compliance with their modified terms (sum of Memorandum items 1.a through 1.f):* 1. Loans secured by farmland in domestic offices*	RCONK166	0	M.1.f.1.
2. Not applicable			M.1.f.2.
3. Loans to finance agricultural production and other loans to farmers	RCFDK168	0	M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:			M.1.f.4.
a. Credit cards	RCFDK098	0	M.1.f.4.a.
b. Automobile loans	RCFDK203	0	M.1.f.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK204	0	M.1.f.4.c.
g. Total loan modifications to borrowers experiencing financial difficulty* that are in compliance with their modified terms (sum of Memorandum items 1.a.(1) through 1.f)*	RCFDHK25	113,847	M.1.g.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.
a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:*			M.2.a.
1. Three months or less	RCONA564	1,130,688	M.2.a.1.
2. Over three months through 12 months	RCONA565	3,044,693	M.2.a.2.
3. Over one year through three years	RCONA566	5,999,427	M.2.a.3.
4. Over three years through five years	RCONA567	4,024,565	M.2.a.4.
5. Over five years through 15 years	RCONA568	4,204,419	M.2.a.5.
6. Over 15 years	RCONA569	974,982	M.2.a.6.
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA570	33,818,759	M.2.b.1.
2. Over three months through 12 months	RCFDA571	715,808	M.2.b.2.
3. Over one year through three years	RCFDA572	257,343	M.2.b.3.
4. Over three years through five years	RCFDA573	332,597	M.2.b.4.
5. Over five years through 15 years	RCFDA574	13,668	M.2.b.5.
6. Over 15 years	RCFDA575	25,627	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCFDA247	15,651,431	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A[4]	RCFD2746	4,100,427	M.3.

*. *The loan modification to borrowers experiencing financial difficulty revisions are effective as of the June 30, 2024, report date.

*. *The loan modification to borrowers experiencing financial difficulty revisions are effective as of the June 30, 2024, report date.

*. *The loan modification to borrowers experiencing financial difficulty revisions are effective as of the June 30, 2024, report date.

*. Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date. Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

4. Exclude loans secured by real estate that are included in Schedule RC-C, Part I, item 1, column A.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
25

Dollar amounts in thousands			
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	**14,460,294**	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, Part I, item 1, column A, or Schedule RC-C, Part I, items 1.a.(1) through 1.e.(2), column A, as appropriate)	RCFDB837	**996,112**	M.5.
Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A	RCFDC391	**NR**	M.6.
7. Not applicable			M.7.
Memorandum items 8.a, 8.b, and 8.c are to be completed semiannually in the June and December reports only. 8. Closed-end loans with negative amortization features secured by 1-4 family residential properties in domestic offices:			M.8.
a. Total amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	**0**	M.8.a.
Memorandum items 8.b and 8.c are to be completed semiannually in the June and December reports only by banks that had closed-end loans with negative amortization features secured by 1-4 family residential properties (as reported in Schedule RC-C, part I, Memorandum item 8.a) as of the previous December 31 report date that exceeded the lesser of $100 million or 5 percent of total loans and leases held for investment and held for sale in domestic offices (as reported in Schedule RC-C, part I, item 12, column B) as of the previous December 31 report date. b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	**NR**	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the amount reported in Memorandum item 8.a above	RCONF232	**NR**	M.8.c.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
26

Dollar amounts in thousands			
9. Loans secured by 1-4 family residential properties in domestic offices in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	**64,508**	M.9.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
10. Loans to nondepository financial institutions:[1]					M.10.
a. Loans to mortgage credit intermediaries	RCFDPV05	**3,956,978**	RCONPV05	**3,956,978**	M.10.a.
b. Loans to business credit intermediaries	RCFDPV06	**942,386**	RCONPV06	**942,386**	M.10.b.
c. Loans to private equity funds	RCFDPV07	**1,585,081**	RCONPV07	**1,585,081**	M.10.c.
d. Loans to consumer credit intermediaries	RCFDPV08	**332,046**	RCONPV08	**332,046**	M.10.d.
e. Other loans to nondepository financial institutions	RCFDPV09	**2,545,013**	RCONPV09	**2,545,013**	M.10.e.

Dollar amounts in thousands			
11. Not applicable			M.11.

Dollar amounts in thousands	(Column A) Fair value of acquired loans and leases at acquisition date		(Column B) Gross contractual amounts receivable at acquisition date		(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected		
Memorandum items 12.a, 12.b, 12.c, and 12.d are to be completed semiannually in the June and December reports only. 12. Loans (not considered purchased credit deteriorated) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:							M.12.
a. Loans secured by real estate	RCFDG091	**0**	RCFDG092	**0**	RCFDG093	**0**	M12a
b. Commercial and industrial loans	RCFDG094	**0**	RCFDG095	**0**	RCFDG096	**0**	M12b
c. Loans to individuals for household, family, and other personal expenditures	RCFDG097	**0**	RCFDG098	**0**	RCFDG099	**0**	M12c
d. All other loans and all leases	RCFDG100	**0**	RCFDG101	**0**	RCFDG102	**0**	M12d

Dollar amounts in thousands			
Memoranda item 13 is to be completed by banks that had construction, land development, and other land loans in domestic offices (as reported in Schedule RC-C, Part I, item 1.a., column B) that exceeded 100 percent of the sum of tier 1 capital (as reported in Schedule RC-R, Part I, item 26) plus the allowance for credit losses on loans and leases (as reported in Schedule RC, item 4.c) as of December 31 report date. 13. Construction, land development, and other land loans in domestic offices with interest reserves:			M.13.
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	**0**	M.13.a.
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2)).	RIADG377	**0**	M.13.b.
Memorandum item 14 is to be completed by all banks. 14. Pledged loans and leases	RCFDG378	**21,145,096**	M.14.
Memorandum item 15 is to be completed for the December report only. 15. Reverse mortgages in domestic offices:			M.15.
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above)	RCONPR04	**NR**	M.15.a.
b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages	RCONPR05	**NR**	M.15.b.
c. Principal amount of reverse mortgage originations that have been sold during the year	RCONPR06	**NR**	M.15.c.
Memorandum item 16 is to be completed by all banks. 16. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit in domestic offices that have converted to non-revolving closed-end status (included in item 1.c.(1) above)	RCONLE75	**56,532**	M.16.
Amounts reported in Memorandum items 17.a and 17.b will not be made available to the public on an individual institution basis. 17. Eligible loan modifications under Section 4013, Temporary Relief from Troubled Debt Restructurings, of the 2020 Coronavirus Aid, Relief, and Economic Security Act:			M.17.
a. Number of Section 4013 loans outstanding	RCONLG24	**CONF**	M.17.a.
b. Outstanding balance of Section 4013 loans	RCONLG25	**CONF**	M.17.b.

1. The $10 billion asset-size test is based on the total assets reported on the June 30, 2025, Report of Condition

Schedule RC-C Part II - Loans to Small Businesses and Small Farms(Form Type - 031) Report the number and amount currently outstanding as of the report date of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan: (1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger. Dollar amounts in thousands 1. 2. 3. 3.a. 3.b. 3.c. 4. 4.a. 4.b. 4.c. Dollar amounts in thousands ë. 6. 7. 7.a.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
28

Schedule RC-D - Trading Assets and Liabilities(Form Type - 031)

Schedule RC-D is to be completed by banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters, and all banks meeting the FDIC's definition of a large or highly complex institution for deposit insurance assessment purposes.

Dollar amounts in thousands	Consolidated Bank		
1. U.S. Treasury securities	RCFD3531	4,470,069	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCFD3532	0	2.
3. Securities issued by states and political subdivisions in the U.S.	RCFD3533	0	3.
4. Mortgage-backed securities (MBS):			4.
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDG379	0	4.a.
b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (include CMOs, REMICs, and stripped MBS)[1]	RCFDG380	0	4.b.
c. All other residential MBS	RCFDG381	0	4.c.
d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDK197	463,140	4.d.
e. All other commercial MBS	RCFDK198	0	4.e.
5. Other debt securities:			5.
a. Structured financial products	RCFDHT62	0	5.a.
b. All other debt securities	RCFDG386	1,422,482	5.b.
6. Loans:			6.
a. Loans secured by real estate			6.a.
1. Loans secured by 1-4 family residential properties	RCFDHT63	0	6.a.1.
2. All other loans secured by real estate	RCFDHT64	0	6.a.2.
b. Commercial and industrial loans	RCFDF614	653,033	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT65	0	6.c.
d. Other loans	RCFDF618	0	6.d.
7. Not appliable			7.
8. Not applicable			8.
9. Other trading assets	RCFD3541	20,453,788	9.
10. Not applicable			10.
11. Derivatives with a positive fair value	RCFD3543	934,935	11.
12. Total trading assets (sum of items 1 through 11) (total of column A must equal Schedule RC, item 5)	RCFD3545	28,397,447	12.
13. Not available			13.
a. Liability for short positions	RCFD3546	746,460	13.a.
b. Other trading liabilities	RCFDF624	640,093	13.b.
14. Derivatives with a negative fair value	RCFD3547	1,604,599	14.
15. Total trading liabilities (sum of items 13.a through 14) (total of column A must equal Schedule RC, item 15)	RCFD3548	2,991,152	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d):			M.1.
a. Loans secured by real estate			M.1.a.
1. Loans secured by 1-4 family residential properties	RCFDHT66	0	M.1.a.1.
2. All other loans secured by real estate	RCFDHT67	0	M.1.a.2.
b. Commercial and industrial loans	RCFDF632	682,332	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT68	0	M.1.c.
d. Other loans	RCFDF636	0	M.1.d.
Memorandum items 2 through 10 are to be completed by banks with $10 billion or more in total trading assets. 2. Loans measured at fair value that are past due 90 days or more:[1]			M.2.
a. Fair value	RCFDF639	0	M.2.a.

1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

1. The $10 billion trading asset-size test is based on total trading assets reported on the June 30, 2025, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
29

Dollar amounts in thousands	Consolidated Bank		
b. Unpaid principal balance	RCFDF640	0	M.2.b.
Memorandum items 3 through 10 are to be completed by banks with $10 billion or more in total trading assets. 3. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):			M.3.
a. Trust preferred securities issued by financial institutions	RCFDG299	0	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCFDG332	0	M.3.b.
c. Corporate and similar loans	RCFDG333	0	M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG334	0	M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG335	0	M.3.e.
f. Diversified (mixed) pools of structured financial products	RCFDG651	0	M.3.f.
g. Other collateral or reference assets	RCFDG652	0	M.3.g.
4. Pledged trading assets:			M.4.
a. Pledged securities	RCFDG387	4,368,230	M.4.a.
b. Pledged loans	RCFDG388	0	M.4.b.

Dollar amounts in thousands			
5. Asset-backed securities:			M.5.
a. Credit card receivables	RCFDF643	0	M.5.a.
b. Home equity lines	RCFDF644	0	M.5.b.
c. Automobile loans	RCFDF645	0	M.5.c.
d. Other consumer loans	RCFDF646	0	M.5.d.
e. Commercial and industrial loans	RCFDF647	0	M.5.e.
f. Other	RCFDF648	0	M.5.f.
6. Not applicable			M.6.
7. Equity securities (included in Schedule RC-D, item 9, above):			M.7.
a. Readily determinable fair values	RCFDF652	19,353,596	M.7.a.
b. Other	RCFDF653	0	M.7.b.
8. Loans pending securitization	RCFDF654	0	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $1,000,000 and exceed 25% of the item):[1]			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655	NR	M.9.a.1.
2. Amount of component	RCFDF655	0	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
(TEXTF656) NR	RCFDF656	0	M.9.b.1.
c. Disclose component and the dollar amount of that component:			M.9.c.
(TEXTF657) NR	RCFDF657	0	M.9.c.1.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $1,000,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658	Click here for value	M.10.a.1.
2. Amount of component	RCFDF658	640,093	M.10.a.2.
b. Disclose component and the dollar amount of that component:			M.10.b.
(TEXTF659) NR	RCFDF659	0	M.10.b.1.
c. Disclose component and the dollar amount of that component:			M.10.c.
(TEXTF660) NR	RCFDF660	0	M.10.c.1.

(TEXTF658) Precious Metals Payables

1. Exclude equity securities.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
30

Schedule RC-E Part I - Deposits in Domestic Offices(Form Type - 031)

Dollar amounts in thousands	(Column A) Transaction Accounts Total Transaction accounts (including total demand deposits)		(Column B) Transaction Accounts Memo: Total demand deposits (included in column A)		(Column C) Nontransaction Accounts Total nontransaction accounts (including MMDAs)		
Deposits of:							
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549	46,636,335			RCONB550	77,316,311	1.
2. U.S. Government	RCON2202	0			RCON2520	0	2.
3. States and political subdivisions in the U.S.	RCON2203	109			RCON2530	93,549	3.
4. Commercial banks and other depository institutions in the U.S.	RCONB551	320,018			RCONB552	0	4.
5. Banks in foreign countries	RCON2213	9,219,966			RCON2236	0	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216	551,354			RCON2377	640,979	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	56,727,782	RCON2210	39,334,543	RCON2385	78,050,839	7.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
31

Dollar amounts in thousands			
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	0	M.1.a.
b. Total brokered deposits	RCON2365	21,886,456	M.1.b.
c. Brokered deposits of $250,000 or less (fully insured brokered deposits)[2]	RCONHK05	19,325,783	M.1.c.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits of $250,000 or less with a remaining maturity of one year or less (included in Memorandum item 1.c above)	RCONHK06	16,128,775	M.1.d.1.
2. Not applicable			M.1.d.2.
3. Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONK220	2,560,673	M.1.d.3.
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)	RCON5590	NR	M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	RCONK223	0	M.1.f.
g. Total reciprocal deposits (as of the report date)	RCONJH83	57,389	M.1.g.
Memorandum items 1.h.(1)(a), 1.h.(2)(a), 1.h.(3)(a), and 1.h.(4)(a) are to be completed by banks with $100 billion or more in total assets h. Sweep deposits:[3]			M.1.h.
1. Fully insured, affiliate sweep deposits	RCONMT87	0	M.1.h.1.
a. Fully insured, affiliate, retail sweep deposits	RCONMT88	0	M.1.h.1.a.
2. Not fully insured, affiliate sweep deposits	RCONMT89	0	M.1.h.2.
a. Not fully insured, affiliate, retail sweep deposits	RCONMT90	0	M.1.h.2.a.
3. Fully insured, non-affiliate sweep deposits	RCONMT91	17,325,473	M.1.h.3.
a. Fully insured, non-affiliate, retail sweep deposits	RCONMT92	16,976,622	M.1.h.3.a.
4. Not fully insured, non-affiliate sweep deposits	RCONMT93	61,881	M.1.h.4.
a. Not fully insured, non-affiliate, retail sweep deposits	RCONMT94	36,540	M.1.h.4.a.
i. Total sweep deposits that are not brokered deposits	RCONMT95	1,752,033	M.1.i.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	25,272,010	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	34,988,839	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	4,818,589	M.2.b.
c. Total time deposits of $100,000 through $250,000	RCONJ473	1,592,552	M.2.c.
d. Total time deposits of more than $250,000	RCONJ474	11,378,848	M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	RCONF233	0	M.2.e.
3. Maturity and repricing data for time deposits of $250,000 or less:			M.3.
a. Time deposits of $250,000 or less with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONHK07	1,053,354	M.3.a.1.
2. Over three months through 12 months	RCONHK08	2,043,223	M.3.a.2.
3. Over one year through three years	RCONHK09	2,252,936	M.3.a.3.
4. Over three years	RCONHK10	1,061,629	M.3.a.4.
b. Time deposits of $250,000 or less with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)[3]	RCONHK11	3,096,577	M.3.b.
4. Maturity and repricing data for time deposits of more than $250,000:			M.4.
a. Time deposits of more than $250,000 with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONHK12	7,178,129	M.4.a.1.
2. Over three months through 12 months	RCONHK13	4,096,914	M.4.a.2.
3. Over one year through three years	RCONHK14	94,066	M.4.a.3.
4. Over three years	RCONHK15	9,739	M.4.a.4.

2. The dollar amount used as the basis for reporting in Memorandum item 1.c reflects the deposit insurance limit in effect on the report date.
3. The $100 billion asset-size test is based on the total assets reported on the June 30, 2025, Report of Condition.
3. Report both fixed- and floating-rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
32

Dollar amounts in thousands			
b. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)[3]	RCONK222	9,575,043	M.4.b.
5. Does your institution offer one or more consumer deposit account products, i.e., transaction account or nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use?	RCONP752	Yes	M.5.
Memorandum items 6 and 7 are to be completed by institutions with $1 billion or more in total assets that answered "Yes" to Memorandum item 5 above. 6. Components of total transaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 6.a and 6.b must be less than or equal to item 1, column A, above):[5]			M.6.
a. Total deposits in those noninterest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP753	223,350	M.6.a.
b. Total deposits in those interest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP754	17,071,163	M.6.b.
7. Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above):			M.7.
a. Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above):			M.7.a.
1. Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use	RCONP756	69,421	M.7.a.1.
2. Deposits in all other MMDAs of individuals, partnerships, and corporations	RCONP757	24,993,736	M.7.a.2.
b. Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above):			M.7.b.
1. Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use	RCONP758	16,951,159	M.7.b.1.
2. Deposits in all other savings deposit accounts of individuals, partnerships, and corporations	RCONP759	17,762,264	M.7.b.2.

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs(Form Type - 031)

Dollar amounts in thousands			
Deposits of:			
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCFNB553	120,000	1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository institutions	RCFNB554	0	2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)	RCFN2625	6,138,410	3.
4. Foreign governments and official institutions (including foreign central banks)	RCFN2650	155,567	4.
5. U.S. Government and states and political subdivisions in the U.S.	RCFNB555	0	5.
6. Total	RCFN2200	6,413,977	6.
1. Time deposits with a remaining maturity of one year or less (included in Schedule RC, item 13.b)	RCFNA245	120,000	M.1.

5. The $1 billion asset size test is based on the total assets reported on the June 30, 2025, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
33

Schedule RC-F - Other Assets(Form Type - 031)

Dollar amounts in thousands			
1. Accrued interest receivable[2]	RCFDB556	577,683	1.
2. Net deferred tax assets[3]	RCFD2148	1,129,780	2.
3. Interest-only strips receivable (not in the form of a security)[4]	RCFDHT80	0	3.
4. Equity investments without readily determinable fair values[5]	RCFD1752	660,968	4.
5. Life insurance assets:			5.
a. General account life insurance assets	RCFDK201	3,021	5.a.
b. Separate account life insurance assets	RCFDK202	211,127	5.b.
c. Hybrid account life insurance assets	RCFDK270	0	5.c.
6. All other assets (itemize and describe amounts greater than $100,000 that exceed 25% of this item)	RCFD2168	3,560,039	6.
a. Prepaid expenses	RCFD2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCFD1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCFDC010	0	6.c.
d. Not applicable			6.d.
e. Computer software	RCFDFT33	0	6.e.
f. Accounts receivable	RCFDFT34	0	6.f.
g. Receivables from foreclosed government-guaranteed mortgage loans	RCFDFT35	0	6.g.
h. Disclose component and the dollar amount of that component:			6.h.
1. Describe component	TEXT3549	Click here for value	6.h.1.
2. Amount of component	RCFD3549	1,760,566	6.h.2.
i. Disclose component and the dollar amount of that component:			6.i.
1. Describe component	TEXT3550	NR	6.i.1.
2. Amount of component	RCFD3550	0	6.i.2.
j. Disclose component and the dollar amount of that component:			6.j.
1. Describe component	TEXT3551	NR	6.j.1.
2. Amount of component	RCFD3551	0	6.j.2.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)	RCFD2160	6,142,618	7.

(TEXT3549) Miscellaneous Assets

2. Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets. Exclude accrued interest receivables on financial assets that are reported elsewhere on the balance sheet.
3. See discussion of deferred income taxes in Glossary entry on Income Taxes.
4. Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
5. Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
34

Schedule RC-G - Other Liabilities(Form Type - 031)

Dollar amounts in thousands			
1. Not available			1.
a. Interest accrued and unpaid on deposits in domestic offices[6]	RCON3645	152,184	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCFD3646	647,793	1.b.
2. Net deferred tax liabilities[2]	RCFD3049	0	2.
3. Allowance for credit losses on off-balance sheet credit exposures	RCFDB557	126,961	3.
4. All other liabilities (itemize and describe amounts greater than $100,000 that exceed 25 percent of this item)	RCFD2938	2,748,958	4.
a. Accounts payable	RCFD3066	0	4.a.
b. Deferred compensation liabilities	RCFDC011	0	4.b.
c. Dividends declared but not yet payable	RCFD2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCFDC012	0	4.d.
e. Operating lease liabilities	RCFDLB56	0	4.e.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3552	NR	4.f.1.
2. Amount of component	RCFD3552	0	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3553	Click here for value	4.g.1.
2. Amount of component	RCFD3553	963,947	4.g.2.
h. Disclose component and the dollar amount of that component:			4.h.
1. Describe component	TEXT3554	NR	4.h.1.
2. Amount of component	RCFD3554	0	4.h.2.
5. Total	RCFD2930	3,675,896	5.

(TEXT3553) Oth Miscellaneous Liabilities

6. For savings banks, include "dividends" accrued and unpaid on deposits.
2. See discussion of deferred income taxes in Glossary entry on Income Taxes.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
35

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices(Form Type - 031)

To be completed only by banks with foreign offices.

Dollar amounts in thousands			
1. Not applicable			1.
2. Not applicable			2.
3. Securities purchased under agreements to resell	RCONB989	4,456,605	3.
4. Securities sold under agreements to repurchase[1]	RCONB995	1,908,911	4.
5. Other borrowed money	RCON3190	3,763,172	5.
EITHER 6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2163	0	6.
OR 7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2941	6,416,231	7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON2192	173,101,278	8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON3129	150,082,786	9.

Dollar amounts in thousands	(Column A) Amortized Cost of Held-to-Maturity Securities		(Column B) Fair Value of Available-for-Sale Securities		
10. U.S. Treasury securities	RCON0211	5,979,908	RCON1287	15,386,152	10.
11. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON8492	0	RCON8495	489,170	11.
12. Securities issued by states and political subdivisions in the U.S.	RCON8496	1,804	RCON8499	0	12.
13. Mortgage-backed securities (MBS):					13.
a. Mortgage pass-through securities:					13.a.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG389	13,141,330	RCONG390	6,466,476	13.a.1.
2. Other mortgage pass-through securities	RCON1709	0	RCON1713	55	13.a.2.
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					13.b.
1. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCONG393	1,365,511	RCONG394	5,805,373	13.b.1.
2. All other mortgage-backed securities	RCON1733	377	RCON1736	0	13.b.2.
14. Other domestic debt securities (include domestic structured financial products and domestic asset-backed securities)	RCONG397	0	RCONG398	286,584	14.
15. Other foreign debt securities (include foreign structured financial products and foreign asset-backed securities)	RCONG399	0	RCONG400	4,383,009	15.
16. Not applicable.					16.
17. Total held-to-maturity and available-for-sale debt securities (sum of items 10 through 15)	RCON1754	20,488,930	RCON1773	32,816,819	17.

Dollar amounts in thousands			
18. Equity investments not held for trading:			18.
a. Equity securities with readily determinable fair values[4]	RCONJA22	120,658	18.a.
b. Equity investments without readily determinable fair values	RCON1752	660,968	18.b.
Items 19, 20 and 21 are to be completed by banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC's definition of a large or highly complex institution for deposit insurance assessment purposes. 19. Total trading assets	RCON3545	28,397,447	19.
20. Total trading liabilities	RCON3548	2,991,152	20.
21. Total loans held for trading	RCONHT71	653,033	21.
tem 22 is to be completed by banks that: (1) have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or (2) are required to complete Schedule RC-D, Trading Assets and Liabilities. 22. Total amount of fair value option loans held for investment and held for sale	RCONJF75	148,898	22.

1. Institutions should report item 4 amounts net of any applicable allowance for credit losses.
1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).
4. Item 18.a is to be completed by all institutions. See the instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
36

Schedule RC-I - Assets and Liabilities of IBFs(Form Type - 031)

To be completed only by banks with IBFs and other "foreign" offices.

Dollar amounts in thousands			
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)	RCFN2133	0	1.
2. Total IBF liabilities (component of Schedule RC, item 21)	RCFN2898	6,414,471	2.

Schedule RC-K - Quarterly Averages(Form Type - 031)

Dollar amounts in thousands			
1. Interest-bearing balances due from depository institutions	RCFD3381	23,468,447	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)[2]	RCFDB558	22,149,887	2.
3. Mortgage-backed securities[2]	RCFDB559	28,248,345	3.
4. All other debt securities and equity securities with readily determinable fair values not held for trading[2]	RCFDB560	4,659,421	4.
5. Federal funds sold and securities purchased under agreements to resell	RCFD3365	3,398,385	5.
6. Loans:			6.
a. Loans in domestic offices:			6.a.
1. Total loans	RCON3360	54,706,475	6.a.1.
2. Loans secured by real estate:			6.a.2.
a. Loans secured by 1-4 family residential properties	RCON3465	19,947,002	6.a.2.a.
b. All other loans secured by real estate	RCON3466	1,886,503	6.a.2.b.
3. Loans to finance agricultural production and other loans to farmers	RCON3386	137,923	6.a.3.
4. Commercial and industrial loans	RCON3387	20,663,764	6.a.4.
5. Loans to individuals for household, family, and other personal expenditures:			6.a.5.
a. Credit cards	RCONB561	169,168	6.a.5.a.
b. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RCONB562	61,301	6.a.5.b.
b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs	RCFN3360	0	6.b.
Item 7 is to be completed by banks with total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC's definition of a large or highly complex institution for deposit insurance assessment purposes. 7. Trading assets	RCFD3401	27,804,039	7.
8. Lease financing receivables (net of unearned income)	RCFD3484	0	8.
9. Total assets[4]	RCFD3368	171,963,161	9.
10. Interest-bearing transaction accounts in domestic offices (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RCON3485	39,774,937	10.
11. Nontransaction accounts in domestic offices:			11.
a. Savings deposits (includes MMDAs)	RCONB563	60,548,486	11.a.
b. Time deposits of $250,000 or less	RCONHK16	6,299,696	11.b.
c. Time deposits of more than $250,000	RCONHK17	11,500,983	11.c.
12. Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs	RCFN3404	6,249,751	12.
13. Federal funds purchased and securities sold under agreements to repurchase	RCFD3353	3,801,667	13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCFD3355	3,402,961	14.

2. Quarterly averages for all debt securities should be based on amortized cost.

2. Quarterly averages for all debt securities should be based on amortized cost.

4. The quarterly average for total assets should reflect securities not held for trading as follows: a) Debt securities at amortized cost, b) Equity securities with readily determinable fair values at fair value, c) Equity investments without readily determinable fair values, their balance sheet carrying values (i.e., fair value or, if elected, cost minus impairment, if any, plus or minus changes resulting from observable price changes).

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
37

Schedule RC-L - Derivatives and Off-Balance Sheet Items(Form Type - 031)

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar amounts in thousands			
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, i.e., home equity lines	RCFD3814	618,664	1.a.
Item 1.a.(1) is to be completed for the December report only. 1. Unused commitments for reverse mortgages outstanding that are held for investment in domestic offices	RCONHT72	NR	1.a.1.
b. Credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)	RCFD3815	2,791,790	1.b.
Items 1.b.(1) and 1.b.(2) are to be completed by banks with either $300 million or more in total assets or $300 million or more in credit card lines. (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b) Items 1.b.(1) and 1.b.(2) are to be completed semiannually in the June and December reports only. 1. Unused consumer credit card lines[1]	RCFDJ455	1,371,666	1.b.1.
2. Other unused credit card lines[1]	RCFDJ456	1,420,124	1.b.2.
c. Commitments to fund commercial real estate, construction, and land development loans:			1.c.
1. Secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCFDF164	0	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCFDF165	599,487	1.c.1.b.
2. Not secured by real estate	RCFD6550	492,406	1.c.2.
d. Securities underwriting	RCFD3817	0	1.d.
e. Other unused commitments:			1.e.
1. Commercial and industrial loans	RCFDJ457	73,138,254	1.e.1.
2. Loans to depository financial institutions	RCFDPV10	219,430	1.e.2.
3. Loans to nondepository financial institutions[1]	RCFDPV11	16,635,610	1.e.3.
a. Loans to mortgage credit intermediaries[1]	RCFDPV12	688,436	1.e.3.a.
b. Loans to business credit intermediaries	RCFDPV13	1,245,067	1.e.3.b.
c. Loans to private equity funds	RCFDPV14	2,797,768	1.e.3.c.
d. Loans to consumer credit intermediaries	RCFDPV15	1,016,478	1.e.3.d.
e. Other loans to nondepository financial institutions	RCFDPV16	10,887,863	1.e.3.e.
4. All other unused commitments	RCFDJ459	994,393	1.e.4.
2. Financial standby letters of credit and foreign office guarantees	RCFD3819	6,251,527	2.
Item 2.a is to be completed by banks with $1 billion or more in total assets. a. Amount of financial standby letters of credit conveyed to others[1]	RCFD3820	256,317	2.a.
3. Performance standby letters of credit and foreign office guarantees	RCFD3821	5,079,462	3.
Item 3.a is to be completed by banks with $1 billion or more in total assets. a. Amount of performance standby letters of credit conveyed to others[1]	RCFD3822	171,901	3.a.
4. Commercial and similar letters of credit	RCFD3411	343,824	4.
5. Not applicable			5.
6. Securities lent and borrowed:			6.
a. Securities lent (including customers' securities lent where the customer is indemnified against loss by the reporting bank)	RCFD3433	0	6.a.
b. Securities borrowed	RCFD3432	0	6.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
38

Dollar amounts in thousands	(Column A) Sold Protection		(Column B) Purchased Protection		
7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCFDC968	7,909,688	RCFDC969	13,567,460	7.a.1.
2. Total return swaps	RCFDC970	0	RCFDC971	2,451,527	7.a.2.
3. Credit options	RCFDC972	0	RCFDC973	0	7.a.3.
4. Other credit derivatives	RCFDC974	0	RCFDC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCFDC219	64,536	RCFDC221	68,818	7.b.1.
2. Gross negative fair value	RCFDC220	158	RCFDC222	183,086	7.b.2.

Dollar amounts in thousands			
c. Notional amounts by regulatory capital treatment:[1]			7.c.
1. Positions covered under the Market Risk Rule:			7.c.1.
a. Sold protection	RCFDG401	6,719,688	7.c.1.a.
b. Purchased protection	RCFDG402	9,207,786	7.c.1.b.
2. All other positions:			7.c.2.
a. Sold protection	RCFDG403	1,190,000	7.c.2.a.
b. Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCFDG404	6,811,201	7.c.2.b.
c. Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCFDG405	0	7.c.2.c.

Dollar amounts in thousands	(Column A) Remaining Maturity of One Year or Less		(Column B) Remaining Maturity of Over One Year Through Five Years		(Column C) Remaining Maturity of Over Five Years		
d. Notional amounts by remaining maturity:							7.d.
1. Sold credit protection:[2]							7.d.1.
a. Investment grade	RCFDG406	5,598,023	RCFDG407	1,318,962	RCFDG408	0	7d1a
b. Subinvestment grade	RCFDG409	251,900	RCFDG410	456,100	RCFDG411	284,703	7d1b
2. Purchased credit protection:[3]							7.d.2.
a. Investment grade	RCFDG412	8,085,968	RCFDG413	6,185,101	RCFDG414	0	7d2a
b. Subinvestment grade	RCFDG415	1,055,918	RCFDG416	690,500	RCFDG417	1,500	7d2b

1. The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported on the June 30, 2025, Report of Condition.
1. The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported on the June 30, 2025, Report of Condition.
1. The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported on the June 30, 2025, Report of Condition.
1. The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported on the June 30, 2024, Report of Condition.
1. The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported in the June 30, 2025, Report of Condition.
1. The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported in the June 30, 2025, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
39

Dollar amounts in thousands			
8. Spot foreign exchange contracts	RCFD8765	51,854,897	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCFD3430	0	9.
a. Not applicable			9.a.
b. Commitments to purchase when-issued securities	RCFD3434	0	9.b.
c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank's behalf	RCFDC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555	NR	9.d.1.
2. Amount of component	RCFD3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556	NR	9.e.1.
2. Amount of component	RCFD3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
(TEXT3557) NR	RCFD3557	0	9.f.1.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCFD5591	0	10.
a. Commitments to sell when-issued securities	RCFD3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592	NR	10.b.1.
2. Amount of component	RCFD5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593	NR	10.c.1.
2. Amount of component	RCFD5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594	NR	10.d.1.
2. Amount of component	RCFD5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595	NR	10.e.1.
2. Amount of component	RCFD5595	0	10.e.2.
Items 11.a and 11.b are to be completed semiannually in the June and December reports only. 11. Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCFDC223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCFDC224	0	11.b.

1. Sum of items 7.c.(1)(a) and 7.c.(2)(a), must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.
2. Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.
3. Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
40

Dollar amounts in thousands	(Column A) Interest Rate Contracts		(Column B) Foreign Exchange Contracts		(Column C) Equity Derivative Contracts		(Column D) Commodity and Other Contracts		
12. Gross amounts (e.g., notional amounts):									12.
a. Futures contracts	RCFD8693	60,518,991	RCFD8694	0	RCFD8695	5,661	RCFD8696	17,609	12.a.
b. Forward contracts	RCFD8697	3,521,146	RCFD8698	673,701,434	RCFD8699	0	RCFD8700	15,773,155	12.b.
c. Exchange-traded option contracts:									12.c.
1. Written options	RCFD8701	0	RCFD8702	0	RCFD8703	0	RCFD8704	0	12.c.1.
2. Purchased options	RCFD8705	0	RCFD8706	0	RCFD8707	0	RCFD8708	0	12.c.2.
d. Over-the-counter option contracts:									12.d.
1. Written options	RCFD8709	384,876	RCFD8710	21,908,028	RCFD8711	3,199,790	RCFD8712	67,077	12.d.1.
2. Purchased options	RCFD8713	392,452	RCFD8714	22,021,032	RCFD8715	6,051,191	RCFD8716	67,077	12.d.2.
e. Swaps	RCFD3450	138,274,088	RCFD3826	675,273,149	RCFD8719	22,187,686	RCFD8720	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCFDA126	151,184,987	RCFDA127	1,392,903,643	RCFD8723	28,590,078	RCFD8724	15,924,918	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCFD8725	51,906,566	RCFD8726	0	RCFD8727	2,854,250	RCFD8728	0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCFDA589	29,402,455							14.a.
15. Gross fair values of derivative contracts:									15.
a. Contracts held for trading:									15.a.
1. Gross positive fair value	RCFD8733	958,723	RCFD8734	12,198,128	RCFD8735	751,576	RCFD8736	1,186,511	15.a.1.
2. Gross negative fair value	RCFD8737	481,520	RCFD8738	11,572,220	RCFD8739	1,305,745	RCFD8740	1,192,655	15.a.2.
b. Contracts held for purposes other than trading:									15.b.
1. Gross positive fair value	RCFD8741	119,348	RCFD8742	0	RCFD8743	393,074	RCFD8744	0	15.b.1.
2. Gross negative fair value	RCFD8745	55,272	RCFD8746	0	RCFD8747	21,860	RCFD8748	0	15.b.2.

Dollar amounts in thousands	(Column A) Banks and Securities Firms	(Column B)	(Column C) Hedge Funds	(Column D) Sovereign Governments	(Column E) Corporations and All Other Counterparties	
Item 16 is to be completed only by banks with total assets of $10 billion or more. 16. Over-the counter derivatives:[1]						16.
a. Net current credit exposure	RCFDG418 1,977,700		RCFDG420 385	RCFDG421 4,106	RCFDG422 1,620,570	16.a.
b. Fair value of collateral:						16.b.
1. Cash - U.S. dollar	RCFDG423 2,771,579		RCFDG425 16,608	RCFDG426 0	RCFDG427 692,647	16.b.1.
2. Cash - Other currencies	RCFDG428 6,959		RCFDG430 0	RCFDG431 4,400	RCFDG432 9,317	16.b.2.
3. U.S. Treasury securities	RCFDG433 4,314		RCFDG435 11,108	RCFDG436 0	RCFDG437 94,697	16.b.3.
4. U.S. Government agency and U.S. Government-sponsored agency debt securities	RCFDG438 0		RCFDG440 0	RCFDG441 0	RCFDG442 0	16.b.4.
5. Corporate bonds	RCFDG443 0		RCFDG445 0	RCFDG446 0	RCFDG447 97,738	16.b.5.
6. Equity securities	RCFDG448 0		RCFDG450 0	RCFDG451 0	RCFDG452 0	16.b.6.
7. All other collateral	RCFDG453 263,824		RCFDG455 0	RCFDG456 0	RCFDG457 13,028	16.b.7.
8. Total fair value of collateral (sum of items 16.b.(1) through (7))	RCFDG458 3,046,676		RCFDG460 27,716	RCFDG461 4,400	RCFDG462 907,427	16.b.8.

1. The $10 billion asset-size test is based on the total assets reported on the June 30, 2025, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
41

Schedule RC-M - Memoranda(Form Type - 031)

Dollar amounts in thousands			
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCFD6164	3,595	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCFD6165	3	1.b.
2. Intangible assets:			2.
a. Mortgage servicing assets	RCFD3164	7,306	2.a.
1. Estimated fair value of mortgage servicing assets	RCFDA590	7,306	2.a.1.
b. Goodwill	RCFD3163	458,000	2.b.
c. All other intangible assets	RCFDJF76	0	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10)	RCFD2143	465,306	2.d.
3. Other real estate owned:			3.
a. Construction, land development, and other land in domestic offices	RCON5508	0	3.a.
b. Farmland in domestic offices	RCON5509	0	3.b.
c. 1-4 family residential properties in domestic offices	RCON5510	5,765	3.c.
d. Multifamily (5 or more) residential properties in domestic offices	RCON5511	0	3.d.
e. Nonfarm nonresidential properties in domestic offices	RCON5512	0	3.e.
f. In foreign offices	RCFN5513	0	3.f.
g. Total (sum of items 3.a through 3.g) (must equal Schedule RC, item 7)	RCFD2150	5,765	3.g.
4. Cost of equity securities with readily determinable fair values not held for trading (the fair value of which is reported in Schedule RC, item 2.c)[1]	RCFDJA29	135,290	4.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:[1]			5.a.1.
a. One year or less	RCFDF055	1,000,000	5.a.1.a.
b. Over one year through three years	RCFDF056	0	5.a.1.b.
c. Over three years through five years	RCFDF057	0	5.a.1.c.
d. Over five years	RCFDF058	0	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)[2]	RCFD2651	0	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) - (d) above)	RCFDF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity or next repricing date of:[3]			5.b.1.
a. One year or less	RCFDF060	1,322,698	5.b.1.a.
b. Over one year through three years	RCFDF061	503,332	5.b.1.b.
c. Over three years through five years	RCFDF062	468,571	5.b.1.c.
d. Over five years	RCFDF063	468,571	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)[4]	RCFDB571	1,167,873	5.b.2.
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCFD3190	3,763,172	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCFDB569	No	6.
7. Assets under the reporting bank's management in proprietary mutual funds and annuities	RCFDB570	0	7.
8. Internet Web site addresses and physical office trade names:			8.
a. Uniform Resource Locator (URL) of the reporting institution's primary Internet Web site (home page), if any (Example: www.examplebank.com):	TEXT4087	Click here for value	8.a.

1. Item 4 is to be completed only by insured state banks that have been approved by the FDIC to hold grandfathered equity investments. See instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.
1. Report fixed-rate advances by remaining maturity and floating-rate advances by next repricing date.
2. Report both fixed- and floating-rate advances by remaining maturity. Exclude floating-rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.
3. Report fixed-rate other borrowings by remaining maturity and floating-rate other borrowings by next repricing date.
4. Report both fixed- and floating-rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
42

Dollar amounts in thousands			
b. URLs of all other public-facing Internet Web sites that the reporting institution uses to accept or solicit deposits from the public, if any (Example: www.examplebank.biz):[1]			8.b.
1. URL 1	TE01N528	Click here for value	8.b.1.
2. URL 2	TE02N528	NR	8.b.2.
3. URL 3	TE03N528	NR	8.b.3.
4. URL 4	TE04N528	NR	8.b.4.
5. URL 5	TE05N528	NR	8.b.5.
6. URL 6	TE06N528	NR	8.b.6.
7. URL 7	TE07N528	NR	8.b.7.
8. URL 8	TE08N528	NR	8.b.8.
9. URL 9	TE09N528	NR	8.b.9.
10. URL 10	TE10N528	NR	8.b.10.
c. Trade names other than the reporting institution's legal title used to identify one or more of the institution's physical offices at which deposits are accepted or solicited from the public, if any:			8.c.
1. Trade name 1	TE01N529	NR	8.c.1.
2. Trade name 2	TE02N529	NR	8.c.2.
3. Trade name 3	TE03N529	NR	8.c.3.
4. Trade name 4	TE04N529	NR	8.c.4.
5. Trade name 5	TE05N529	NR	8.c.5.
6. Trade name 6	TE06N529	NR	8.c.6.
Item 9 is to be completed annually in the December report only. 9. Do any of the bank's Internet websites have transactional capability, i.e., allow the bank's customers to execute transactions on their accounts through the website?	RCFD4088	NR	9.
10. Secured liabilities:			10.
a. Amount of "Federal funds purchased in domestic offices" that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of "Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCFDF065	0	10.b.
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	Yes	12.
13. Portion of covered other real estate owned that is protected by FDIC loss-sharing agreements (included in Schedule RC, item 7)	RCFDK192	0	13.
Items 14.a and 14.b are to be completed annually in the December report only. 14. Captive insurance and reinsurance subsidiaries:			14.
a. Total assets of captive insurance subsidiaries[2]	RCFDK193	NR	14.a.
b. Total assets of captive reinsurance subsidiaries[2]	RCFDK194	NR	14.b.
Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender. 15. Qualified Thrift Lender (QTL) test:			15.
a. Does the institution use the Home Owners' Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)	RCONL133	NR	15.a.
b. Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?	RCONL135	NR	15.b.
Item 16.a and, if appropriate, items 16.b.(1) through 16.b.(3) are to be completed annually in the December report only. 16. International remittance transfers offered to consumers:[1]			16.
a. Estimated number of international remittance transfers provided by your institution during the calendar year ending on the report date	RCONN523	NR	16.a.
Items 16.b.(1) through 16.b.(3) are to be completed by institutions that reported 501 or more international remittance transfers in item 16.a in either or both of the current report or the prior December report in which item 16.a was required to be completed. b. Estimated dollar value of remittance transfers provided by your institution and usage of regulatory exceptions during the calendar year ending on the report date:			16.b.

1. Report only highest level URLs (for example, report www.examplebank.biz, but do not also report www.examplebank.biz/checking). Report each top level domain name used (for example, report both www.examplebank.biz and www.examplebank.net).
2. Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.
2. Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.
1. Report information about international electronic transfers of funds offered to consumers in the United States that: (a) are "remittance transfers" as defined by subpart B of Regulation E (12 CFR § 1005.30(e)), or (b) would qualify as "remittance transfers" under subpart B of Regulation E (12 CFR § 1005.30(e)) but are excluded from that definition only because the provider is not providing those transfers in the normal course of its business. See 12 CFR § 1005.30(f). For purposes of this item 16, such trans

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
43

Dollar amounts in thousands			
1. Estimated dollar value of international remittance transfers	RCONN524	NR	16.b.1.
2. Estimated number of international remittance transfers for which your institution applied the permanent exchange rate exception	RCONMM07	NR	16.b.2.
3. Estimated number of international remittance transfers for which your institution applied the permanent covered third-party fee exception	RCONMQ52	NR	16.b.3.
17. U.S. Small Business Administration Paycheck Protection Program (PPP) loans and the Federal Reserve PPP Liquidity Facility (PPPLF):[3]			17.
a. Number of PPP loans outstanding	RCONLG26	2	17.a.
b. Outstanding balance of PPP loans	RCONLG27	199	17.b.
c. Outstanding balance of PPP loans pledged to the PPPLF	RCONLG28	0	17.c.
d. Outstanding balance of borrowings from Federal Reserve Banks under the PPPLF with a remaining maturity of:			17.d.
1. One year or less	RCONLL59	0	17.d.1.
2. More than one year	RCONLL60	0	17.d.2.
e. Quarterly average amount of PPP loans pledged to the PPPLF and excluded from "Total assets for the leverage ratio" reported in Schedule RC-R, Part I, item 30	RCONLL57	0	17.e.

(TE01N528) http://www.us.hsbc.com/

(TEXT4087) https://www.about.us.hsbc.com/hsbc-in-the-usa

3. Paycheck Protection Program (PPP) covered loans as defined in sections 7(a)(36) and 7(a)(37) of the Small Business Act (15 U.S.C. 636(a)(36) and (37)).

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
44

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets(Form Type - 031)

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual		
1. Loans secured by real estate:							1.
a. Construction, land development, and other land loans in domestic offices:							1.a.
1. 1-4 family residential construction loans	RCONF172	0	RCONF174	0	RCONF176	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCONF173	0	RCONF175	0	RCONF177	0	1.a.2.
b. Secured by farmland in domestic offices	RCON3493	0	RCON3494	0	RCON3495	0	1.b.
c. Secured by 1-4 family residential properties in domestic offices:							1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	6,050	RCON5399	0	RCON5400	6,639	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:							1.c.2.
a. Secured by first liens	RCONC236	155,947	RCONC237	0	RCONC229	207,776	1c2a
b. Secured by junior liens	RCONC238	50	RCONC239	0	RCONC230	1,475	1c2b
d. Secured by multifamily (5 or more) residential properties in domestic offices	RCON3499	0	RCON3500	0	RCON3501	0	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:							1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178	1,573	RCONF180	0	RCONF182	28,817	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONF179	0	RCONF181	0	RCONF183	228,202	1.e.2.
f. In foreign offices	RCFNB572	0	RCFNB573	0	RCFNB574	0	1.f.
2. Loans to depository institutions and acceptances of other banks:							2.
a. To U.S. banks and other U.S. depository institutions	RCFD5377	0	RCFD5378	0	RCFD5379	0	2.a.
b. To foreign banks	RCFD5380	0	RCFD5381	0	RCFD5382	0	2.b.
3. Loans to finance agricultural production and other loans to farmers	RCFD1594	0	RCFD1597	0	RCFD1583	0	3.
4. Commercial and industrial loans:							4.
a. To U.S. addressees (domicile)	RCFD1251	44,139	RCFD1252	0	RCFD1253	296,528	4.a.
b. To non-U.S. addressees (domicile)	RCFD1254	0	RCFD1255	0	RCFD1256	27,565	4.b.
5. Loans to individuals for household, family, and other personal expenditures:							5.
a. Credit cards	RCFDB575	1,715	RCFDB576	1,894	RCFDB577	0	5.a.
b. Automobile loans	RCFDK213	0	RCFDK214	0	RCFDK215	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK216	2,920	RCFDK217	103	RCFDK218	761	5.c.
6. Loans to foreign governments and official institutions	RCFD5389	0	RCFD5390	0	RCFD5391	0	6.
7. All other loans	RCFD5459	114,005	RCFD5460	1,129	RCFD5461	1,664	7.
8. Lease financing receivables:							8.
a. Leases to individuals for household, family, and other personal expenditures	RCFDF166	0	RCFDF167	0	RCFDF168	0	8.a.
b. All other leases	RCFDF169	0	RCFDF170	0	RCFDF171	0	8.b.
9. Total loans and leases (sum of items 1 through 8.b)	RCFD1406	326,399	RCFD1407	3,126	RCFD1403	799,427	9.
10. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCFD3505	0	RCFD3506	0	RCFD3507	0	10.
11. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC:	RCFDK036	498	RCFDK037	1,575	RCFDK038	3	11.
a. Guaranteed portion of loans and leases included in item 11 above, excluding rebooked "GNMA loans"	RCFDK039	498	RCFDK040	1,575	RCFDK041	3	11.a.
b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 11 above	RCFDK042	0	RCFDK043	0	RCFDK044	0	11.b.
12. Portion of covered loans and leases reported in item 9 above that is protected by loss-sharing agreements with the FDIC	RCFDK102	0	RCFDK103	0	RCFDK104	0	12.
1. Loan modifications to borrowers experiencing financial difficulty included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):							M.1.
a. Construction, land development, and other land loans in domestic offices:							M.1.a.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
45

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual		
1. 1-4 family residential construction loans	RCONK105	0	RCONK106	0	RCONK107	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK108	0	RCONK109	0	RCONK110	0	M.1.a.2.
b. Loans secured by 1-4 family residential properties in domestic offices	RCONF661	4,239	RCONF662	0	RCONF663	1,002	M.1.b.
c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONK111	0	RCONK112	0	RCONK113	0	M.1.c.
d. Secured by nonfarm nonresidential properties in domestic offices:							M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK114	0	RCONK115	0	RCONK116	26,096	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK117	0	RCONK118	0	RCONK119	83,671	M.1.d.2.
e. Commercial and industrial loans:							M.1.e.
1. To U.S. addressees (domicile)	RCFDK120	0	RCFDK121	0	RCFDK122	55,873	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCFDK123	0	RCFDK124	0	RCFDK125	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK126	101	RCFDK127	87	RCFDK128	0	M.1.f.
Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loan modifications to borrowers experiencing financial difficulty that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.f, columns A through C): 1. Loans secured by farmland in domestic offices	RCONK130	0	RCONK131	0	RCONK132	0	M.1.f.1.
2. Not applicable							M.1.f.2.
3. Loans to finance agricultural production and other loans to farmers	RCFDK138	0	RCFDK139	0	RCFDK140	0	M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:							M.1.f.4.
a. Credit cards	RCFDK274	0	RCFDK275	0	RCFDK276	0	M.1.f.4.a.
b. Automobile loans	RCFDK277	0	RCFDK278	0	RCFDK279	0	M.1.f.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK280	0	RCFDK281	0	RCFDK282	0	M.1.f.4.c.
g. Total loan modifications to borrowers experiencing financial difficulty* included in Schedule RC-N, items 1 through 7, above (sum of items Memorandum item 1.a.(1) through Memorandum item 1.f)[1]	RCFDHK26	4,340	RCFDHK27	87	RCFDHK28	166,642	M.1.g.
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCFD6558	0	RCFD6559	0	RCFD6560	0	M.2.
3. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCFD1248	7,043	RCFD1249	0	RCFD1250	15,194	M.3.
4. Not applicable							M.4.
5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8, above)	RCFDC240	0	RCFDC241	0	RCFDC226	0	M.5.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more		
6. Derivative contracts: Fair value of amounts carried as assets	RCFD3529	0	RCFD3530	19	M.6.

Dollar amounts in thousands			
Memorandum items 7 and 8 are to be completed semiannually in the June and December reports only. 7. Additions to nonaccrual assets during the previous six months	RCFDC410	245,298	M.7.
8. Nonaccrual assets sold during the previous six months	RCFDC411	22,180	M.8.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual		
9. Loans to nondepository financial institutions included in Schedule RC-N, item 7	RCFDPV23	139	RCFDPV24	0	RCFDPV25	1,664	M.9.

1. Exclude amounts reported in Memorandum items 1.f.(1) through 1.f.(4) when calculating the total in Memorandum item 1.g. *The loan modification to borrowers experiencing financial difficulty revisions are effective as of the June 30, 2024, report date.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
46

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments(Form Type - 031)

All FDIC-insured depository institutions must complete items 1 through 9, 10, and 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 6 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an "unconsolidated single FDIC certificate number basis" (see instructions) and complete Memorandum items 6 through 18 on a fully consolidated basis.

Dollar amounts in thousands			
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF236	144,952,907	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)	RCFDF237	6,414,471	2.
3. Total foreign deposits, including interest accrued and unpaid thereon (included in item 2 above)	RCFNF234	6,414,471	3.
4. Average consolidated total assets for the calendar quarter	RCFDK652	171,963,161	4.
a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2)	RCFDK653	1	4.a.
5. Average tangible equity for the calendar quarter[1]	RCFDK654	17,348,041	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCFDK655	0	6.
7. Unsecured "Other borrowings" with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.
a. One year or less	RCFDG465	1,167,873	7.a.
b. Over one year through three years	RCFDG466	633,158	7.b.
c. Over three years through five years	RCFDG467	468,571	7.c.
d. Over five years	RCFDG468	493,570	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):			8.
a. One year or less	RCFDG469	0	8.a.
b. Over one year through three years	RCFDG470	0	8.b.
c. Over three years through five years	RCFDG471	0	8.c.
d. Over five years	RCFDG472	1,467,288	8.d.
9. Brokered reciprocal deposits (included in Schedule RC-E, Part I, Memorandum item 1.b)	RCONG803	0	9.
Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution. a. Fully consolidated brokered reciprocal deposits	RCONL190	NR	9.a.
10. Banker's bank certification: Does the reporting institution meet both the statutory definition of a banker's bank and the business conduct test set forth in FDIC regulations? If the answer to item 10 is "YES," complete items 10.a and 10.b	RCFDK656	No	10.
If the answer to item 10 is "YES," complete items 10.a and 10.b. a. Banker's bank deduction	RCFDK657	NR	10.a.
b. Banker's bank deduction limit	RCFDK658	NR	10.b.
11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? If the answer to item 11 is "YES," complete items 11.a and 11.b	RCFDK659	Yes	11.
If the answer to item 11 is "YES," complete items 11.a and 11.b. a. Custodial bank deduction	RCFDK660	76,053,959	11.a.
b. Custodial bank deduction limit	RCFDK661	2,643,023	11.b.
1. Total deposit liabilities of the bank (including related interest accrued and unpaid) less allowable exclusions (including related interest accrued and unpaid) (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):			M.1.
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:[1]			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	35,487,093	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	502077	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $250,000:[1]			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	103,051,343	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	27861	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:[1]			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	0	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	0	M.1.c.2.

1. See instructions for averaging methods. For deposit insurance assessment purposes, tangible equity is defined as Tier 1 capital as set forth in the banking agencies' regulatory capital standards and reported in Schedule RC-R, Part I, item 26, except as described in the instructions.
1. The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.
1. The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.
1. The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
47

Dollar amounts in thousands			
d. Retirement deposit accounts of more than $250,000:[1]			M.1.d.
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	0	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	0	M.1.d.2.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. 2. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid (see instructions)[3]	RCON5597	96,086,093	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:			M.3.
a. Legal title	TEXTA545	NR	M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Dually payable deposits in the reporting institution's foreign branches	RCFNGW43	0	M.4.
Memorandum items 5 through 12 are to be completed by "large institutions" and "highly complex institutions" as defined in FDIC regulations. 5. Applicable portion of the CECL transitional amount or modified CECL transitional amount that has been added to retained earnings for regulatory capital purposes as of the current report date and is attributable to loans and leases held for investment	RCFDMW53	NR	M.5.
6. Criticized and classified items:			M.6.
a. Special mention	RCFDK663	CONF	M.6.a.
b. Substandard	RCFDK664	CONF	M.6.b.
c. Doubtful	RCFDK665	CONF	M.6.c.
d. Loss	RCFDK666	CONF	M.6.d.
7. "Nontraditional 1-4 family residential mortgage loans" as defined for assessment purposes only in FDIC regulations:			M.7.
a. Nontraditional 1-4 family residential mortgage loans	RCFDN025	CONF	M.7.a.
b. Securitizations of nontraditional 1-4 family residential mortgage loans	RCFDN026	CONF	M.7.b.
8. "Higher-risk consumer loans" as defined for assessment purposes only in FDIC regulations:			M.8.
a. Higher-risk consumer loans	RCFDN027	CONF	M.8.a.
b. Securitizations of higher-risk consumer loans	RCFDN028	CONF	M.8.b.
9. "Higher-risk commercial and industrial loans and securities" as defined for assessment purposes only in FDIC regulations:			M.9.
a. Higher-risk commercial and industrial loans and securities	RCFDN029	CONF	M.9.a.
b. Securitizations of higher-risk commercial and industrial loans and securities	RCFDN030	CONF	M.9.b.
10. Commitments to fund construction, land development, and other land loans secured by real estate for the consolidated bank:			M.10.
a. Total unfunded commitments	RCFDK676	0	M.10.a.
b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	RCFDK677	0	M.10.b.
11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	RCFDK669	0	M.11.
12. Nonbrokered time deposits of more than $250,000 in domestic offices (included in Schedule RC-E, Memorandum item 2.d)	RCONK678	8,880,056	M.12.
Memorandum item 13.a is to be completed by "large institutions" and "highly complex institutions" as defined in FDIC regulations. Memorandum items 13.b through 13.h are to be completed by "large institutions" only. 13. Portion of funded loans and securities in domestic and foreign offices guaranteed or insured by the U.S. government (including FDIC loss-sharing agreements):			M.13.
a. Construction, land development, and other land loans secured by real estate	RCFDN177	0	M.13.a.
b. Loans secured by multifamily residential and nonfarm nonresidential properties	RCFDN178	0	M.13.b.
c. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDN179	0	M.13.c.
d. Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN180	0	M.13.d.
e. Commercial and industrial loans	RCFDN181	0	M.13.e.
f. Credit card loans to individuals for household, family, and other personal expenditures	RCFDN182	0	M.13.f.
g. All other loans to individuals for household, family, and other personal expenditures	RCFDN183	15,950	M.13.g.
h. Non-agency residential mortgage-backed securities	RCFDM963	0	M.13.h.
Memorandum items 14 and 15 are to be completed by "highly complex institutions" as defined in FDIC regulations. 14. Amount of the institution's largest counterparty exposure	RCFDK673	CONF	M.14.

1. The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.
3. Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d. The $1 billion asset-size test is based on the total assets reported on the June 30, 2025, Report of Condition.

Dollar amounts in thousands Total amount of the institution’s 20 largest counterparty exposures.......................................................................... Memorandum item 16 is to be completed by ‘’large institutions’’ and ‘’highly complex institutions’’ as defined in FDIC regulations. Portion of loan modifications to borrowers experiencing financial difficulty that are in compliance with their modified terms and are guaranteed or insured by the U.S. government (including the FDIC) (included in Schedule RC-C, part I, Memorandum item 1)................................................................................................................................................... Memorandum item 17 is to be completed on a fully consolidated basis by those “large institutions” and “highly complex institutions” as defined in FDIC regulations that own another insured depository institution. Selected fully consolidated data for deposit insurance assessment purposes: Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations......................................................................................................................................... Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)................................................................................................................................................................... Unsecured “Other borrowings” with a remaining maturity of one year or less..................................................... Estimated amount of uninsured deposits in domestic offices of the institution and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid RCFDK674 CONF RCFDL189 0 RCFDL194 NR RCFDL195 NR RCFDL196 NR RCONL197 NR

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
49

Dollar amounts in thousands	(Column A) Two-Year Probability of Default (PD) <= 1%	(Column B) Two-Year Probability of Default (PD) 1.01–4%	(Column C) Two-Year Probability of Default (PD) 4.01–7%	(Column D) Two-Year Probability of Default (PD) 7.01–10%	(Column E) Two-Year Probability of Default (PD) 10.01–14%	(Column F) Two-Year Probability of Default (PD) 14.01–16%	(Column G) Two-Year Probability of Default (PD) 16.01–18%	(Column H) Two-Year Probability of Default (PD) 18.01–20%	(Column I) Two-Year Probability of Default (PD) 20.01–22%	(Column J) Two-Year Probability of Default (PD) 22.01–26%	(Column K) Two-Year Probability of Default (PD) 26.01–30%	(Column L) Two-Year Probability of Default (PD) > 30%	(Column M) Two-Year Probability of Default (PD) Unscoreable	(Column N) Two-Year Probability of Default (PD) Total	(Column O) PDs Were Derived Using	
18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default:																M18.
a. "Nontraditional 1-4 family residential mortgage loans" as defined for assessment purposes only in FDIC regulations	RCFDM964 CONF	RCFDM965 CONF	RCFDM966 CONF	RCFDM967 CONF	RCFDM968 CONF	RCFDM969 CONF	RCFDM970 CONF	RCFDM971 CONF	RCFDM972 CONF	RCFDM973 CONF	RCFDM974 CONF	RCFDM975 CONF	RCFDM976 CONF	RCFDM977 CONF	RCFDM978 CONF	M18.a
b. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDM979 CONF	RCFDM980 CONF	RCFDM981 CONF	RCFDM982 CONF	RCFDM983 CONF	RCFDM984 CONF	RCFDM985 CONF	RCFDM986 CONF	RCFDM987 CONF	RCFDM988 CONF	RCFDM989 CONF	RCFDM990 CONF	RCFDM991 CONF	RCFDM992 CONF	RCFDM993 CONF	M18.b
c. Closed-end loans secured by junior liens on 1-4 family residential properties	RCFDM994 CONF	RCFDM995 CONF	RCFDM996 CONF	RCFDM997 CONF	RCFDM998 CONF	RCFDM999 CONF	RCFDN001 CONF	RCFDN002 CONF	RCFDN003 CONF	RCFDN004 CONF	RCFDN005 CONF	RCFDN006 CONF	RCFDN007 CONF	RCFDN008 CONF	RCFDN009 CONF	M18.c
d. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN010 CONF	RCFDN011 CONF	RCFDN012 CONF	RCFDN013 CONF	RCFDN014 CONF	RCFDN015 CONF	RCFDN016 CONF	RCFDN017 CONF	RCFDN018 CONF	RCFDN019 CONF	RCFDN020 CONF	RCFDN021 CONF	RCFDN022 CONF	RCFDN023 CONF	RCFDN024 CONF	M18.d
e. Credit cards	RCFDN040 CONF	RCFDN041 CONF	RCFDN042 CONF	RCFDN043 CONF	RCFDN044 CONF	RCFDN045 CONF	RCFDN046 CONF	RCFDN047 CONF	RCFDN048 CONF	RCFDN049 CONF	RCFDN050 CONF	RCFDN051 CONF	RCFDN052 CONF	RCFDN053 CONF	RCFDN054 CONF	M18.e
f. Automobile loans	RCFDN055 CONF	RCFDN056 CONF	RCFDN057 CONF	RCFDN058 CONF	RCFDN059 CONF	RCFDN060 CONF	RCFDN061 CONF	RCFDN062 CONF	RCFDN063 CONF	RCFDN064 CONF	RCFDN065 CONF	RCFDN066 CONF	RCFDN067 CONF	RCFDN068 CONF	RCFDN069 CONF	M18.f
g. Student loans	RCFDN070 CONF	RCFDN071 CONF	RCFDN072 CONF	RCFDN073 CONF	RCFDN074 CONF	RCFDN075 CONF	RCFDN076 CONF	RCFDN077 CONF	RCFDN078 CONF	RCFDN079 CONF	RCFDN080 CONF	RCFDN081 CONF	RCFDN082 CONF	RCFDN083 CONF	RCFDN084 CONF	M18.g
h. Other consumer loans and revolving credit plans other than credit cards	RCFDN085 CONF	RCFDN086 CONF	RCFDN087 CONF	RCFDN088 CONF	RCFDN089 CONF	RCFDN090 CONF	RCFDN091 CONF	RCFDN092 CONF	RCFDN093 CONF	RCFDN094 CONF	RCFDN095 CONF	RCFDN096 CONF	RCFDN097 CONF	RCFDN098 CONF	RCFDN099 CONF	M18.h
i. Consumer leases	RCFDN100 CONF	RCFDN101 CONF	RCFDN102 CONF	RCFDN103 CONF	RCFDN104 CONF	RCFDN105 CONF	RCFDN106 CONF	RCFDN107 CONF	RCFDN108 CONF	RCFDN109 CONF	RCFDN110 CONF	RCFDN111 CONF	RCFDN112 CONF	RCFDN113 CONF	RCFDN114 CONF	M18.i
j. Total	RCFDN115 CONF	RCFDN116 CONF	RCFDN117 CONF	RCFDN118 CONF	RCFDN119 CONF	RCFDN120 CONF	RCFDN121 CONF	RCFDN122 CONF	RCFDN123 CONF	RCFDN124 CONF	RCFDN125 CONF	RCFDN126 CONF	RCFDN127 CONF	RCFDN128 CONF		M18.j

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
50

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices(Form Type - 031)

Schedule RC-P is to be completed by banks at which either 1-4 family residential mortgage loan originations and purchases for resale from all sources, loan sales, or quarter-end loans held for sale or trading in domestic offices exceed $10 million for two consecutive quarters.

Dollar amounts in thousands			
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale[1]	RCONHT81	0	1.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale[2]	RCONHT82	0	2.
3. 1-4 family residential mortgage loans sold during the quarter	RCONFT04	0	3.
4. 1-4 family residential mortgage loans held for sale or trading at quarter-end (included in Schedule RC, items 4.a and 5)	RCONFT05	0	4.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i)	RIADHT85	0	5.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter	RCONHT86	0	6.
7. Representation and warranty reserves for 1-4 family residential mortgage loans sold:			7.
a. For representations and warranties made to U.S. government agencies and government-sponsored agencies	RCONL191	CONF	7.a.
b. For representations and warranties made to other parties	RCONL192	CONF	7.b.
c. Total representation and warranty reserves (sum of items 7.a and 7.b)	RCONM288	0	7.c.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis(Form Type - 031)

Schedule RC-Q is to be completed by banks that:

(1) Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or (2) Are required to complete Schedule RC-D, Trading Assets and Liabilities.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
1. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading[1]	RCFDJA36 32,937,477	RCFDG474 0	RCFDG475 20,201,071	RCFDG476 12,666,161	RCFDG477 70,245	1.
2. Federal funds sold and securities purchased under agreements to resell	RCFDG478 0	RCFDG479 0	RCFDG480 0	RCFDG481 0	RCFDG482 0	2.
3. Loans and leases held for sale	RCFDG483 142,129	RCFDG484 0	RCFDG485 0	RCFDG486 0	RCFDG487 142,129	3.
4. Loans and leases held for investment	RCFDG488 6,769	RCFDG489 0	RCFDG490 0	RCFDG491 6,769	RCFDG492 0	4.
5. Trading assets:						5.
a. Derivative assets	RCFD3543 934,935	RCFDG493 14,246,877	RCFDG494 17,875	RCFDG495 15,030,228	RCFDG496 133,709	5.a.
b. Other trading assets	RCFDG497 27,462,512	RCFDG498 0	RCFDG499 25,246,146	RCFDG500 2,216,366	RCFDG501 0	5.b.
1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCFDF240 0	RCFDF684 0	RCFDF692 0	RCFDF241 0	RCFDF242 0	5.b.1.
6. All other assets	RCFDG391 440,987	RCFDG392 286,861	RCFDG395 0	RCFDG396 720,541	RCFDG804 7,307	6.
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	RCFDG502 61,924,809	RCFDG503 14,533,738	RCFDG504 45,465,092	RCFDG505 30,640,065	RCFDG506 353,390	7.
8. Deposits	RCFDF252 3,752,343	RCFDF686 0	RCFDF694 0	RCFDF253 3,182,843	RCFDF254 569,500	8.
9. Federal funds purchased and securities sold under agreements to repurchase	RCFDG507 0	RCFDG508 0	RCFDG509 0	RCFDG510 0	RCFDG511 0	9.
10. Trading liabilities:						10.
a. Derivative liabilities	RCFD3547 1,604,599	RCFDG512 13,024,954	RCFDG513 16,051	RCFDG514 14,471,258	RCFDG515 142,244	10.a.
b. Other trading liabilities	RCFDG516 1,386,553	RCFDG517 0	RCFDG518 746,460	RCFDG519 640,093	RCFDG520 0	10.b.

1. Exclude originations and purchases of 1-4 family residential mortgage loans that are held for investment.
2. Exclude originations and purchases of 1-4 family residential mortgage loans that are held for investment.
1. The amount reported in item 1, column A, must equal the sum of Schedule RC, items 2.b and 2.c.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
51

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
11. Other borrowed money	RCFDG521 128,717	RCFDG522 0	RCFDG523 0	RCFDG524 799	RCFDG525 127,918	11.
12. Subordinated notes and debentures	RCFDG526 803,198	RCFDG527 0	RCFDG528 0	RCFDG529 803,198	RCFDG530 0	12.
13. All other liabilities	RCFDG805 357,555	RCFDG806 22,161	RCFDG807 0	RCFDG808 360,716	RCFDG809 19,000	13.
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	RCFDG531 8,032,965	RCFDG532 13,047,115	RCFDG533 762,511	RCFDG534 19,458,907	RCFDG535 858,662	14.
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $100,000 and exceed 25% of item 6):						M.1.
a. Mortgage servicing assets	RCFDG536 0	RCFDG537 0	RCFDG538 0	RCFDG539 0	RCFDG540 0	M.1.a.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
53

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCFDG561 0	RCFDG562 0	RCFDG563 0	RCFDG564 0	RCFDG565 0	M.1.f.2.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $100,000 and exceed 25% of item 13):						M.2.
a. Loan commitments (not accounted for as derivatives)	RCFDF261 0	RCFDF689 0	RCFDF697 0	RCFDF262 0	RCFDF263 0	M.2.a.
b. Nontrading derivative liabilities	RCFDG566 201,966	RCFDG567 22,161	RCFDG568 0	RCFDG569 224,127	RCFDG570 0	M.2.b.

Dollar amounts in thousands			
c. Disclose component and the dollar amount of that component:			M.2.c.
1. Describe component	TEXTG571	NR	M.2.c.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCFDG571 0	RCFDG572 0	RCFDG573 0	RCFDG574 0	RCFDG575 0	M.2.c.2.

Dollar amounts in thousands			
d. Disclose component and the dollar amount of that component:			M.2.d.
1. Describe component	TEXTG576	NR	M.2.d.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCFDG576 0	RCFDG577 0	RCFDG578 0	RCFDG579 0	RCFDG580 0	M.2.d.2.

Dollar amounts in thousands			
e. Disclose component and the dollar amount of that component:			M.2.e.
1. Describe component	TEXTG581	NR	M.2.e.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCFDG581 0	RCFDG582 0	RCFDG583 0	RCFDG584 0	RCFDG585 0	M.2.e.2.

Dollar amounts in thousands			
f. Disclose component and the dollar amount of that component:			M.2.f.
1. Describe component (TEXTG586) NR			M.2.f.1.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
54

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
2. Amount of component	RCFDG586 0	RCFDG587 0	RCFDG588 0	RCFDG589 0	RCFDG590 0	M.2.f.2.

Dollar amounts in thousands	Consolidated Bank		
3. Loans measured at fair value (included in Schedule RC-C, Part I, items 1 through 9):			M.3.
a. Loans secured by real estate:			M.3.a.
1. Secured by 1-4 family residential properties	RCFDHT87	0	M.3.a.1.
2. All other loans secured by real estate	RCFDHT88	0	M.3.a.2.
b. Commercial and industrial loans	RCFDF585	142,129	M.3.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT89	6,769	M.3.c.
d. Other loans	RCFDF589	0	M.3.d.
4. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-Q, Memorandum item 3):			M.4.
a. Loans secured by real estate:			M.4.a.
1. Secured by 1-4 family residential properties	RCFDHT91	0	M.4.a.1.
2. All other loans secured by real estate	RCFDHT92	0	M.4.a.2.
b. Commercial and industrial loans	RCFDF597	207,431	M.4.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT93	7,965	M.4.c.
d. Other loans	RCFDF601	0	M.4.d.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
55

Schedule RC-R Part I - Regulatory Capital Components and Ratios(Form Type - 031)

Part I is to be completed on a consolidated basis.

Dollar amounts in thousands			
1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares	RCFAP742	12,998,312	1.
2. Retained earnings[1]	RCFAKW00	3,512,620	2.
a. Does your institution have a CECL transition election in effect as of the quarter-end report date? (enter "0" for No; enter "1" for Yes with a 3-year CECL transition election; enter "2" for Yes with a 5-year 2020 CECL transition election.)	RCOAJJ29	0	2.a.
3. Accumulated other comprehensive income (AOCI)	RCFAB530	-1,408,671	3.
a. AOCI opt-out election (enter "1" for Yes; enter "0" for No.) (Advanced approaches institutions must enter "0" for No.)	RCOAP838	1	3.a.
4. Common equity tier 1 minority interest includable in common equity tier 1 capital	RCFAP839	0	4.
5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)	RCFAP840	15,102,261	5.
6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)	RCFAP841	458,000	6.
7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs	RCFAP842	0	7.
8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs	RCFAP843	28,422	8.
9. AOCI-related adjustments (items 9.a through 9.e are effective January 1, 2015) (if entered "1" for Yes in item 3.a, complete only items 9.a through 9.e; if entered "0" for No in item 3.a, complete only item 9.f):			9.
a. LESS: Net unrealized gains (losses) on available-for-sale debt securities (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP844	-1,299,629	9.a.
b. Not applicable.			9.b.
c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP846	-91,314	9.c.
d. LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP847	2,315	9.d.
e. LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP848	-13,569	9.e.
f. LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relate to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value) (To be completed only by institutions that entered "0" for No in item 3.a)	RCFAP849	NR	9.f.
10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions:			10.
a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAQ258	-6,475	10.a.
b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions.	RCFAP850	0	10.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
56

Dollar amounts in thousands	(Column A) Non-advanced Approaches Institutions		(Column B) Advanced Approaches Institutions		
11. LESS: Non-significant investments in the capital of unconsolidated financial institutions in the form of common stock that exceed the 10 percent threshold for non-significant investments			RCFWP851	NR	11.
12. Subtotal (for column A, item 5 minus items 6 through 10.b; for column B, item 5 minus items 6 through 11)	RCFAP852	16,024,511	RCFWP852	NR	12.
13. Not available					13.
a. LESS: Investments in the capital of unconsolidated financial institutions, net of associated DTLs, that exceed 25 percent of item 12	RCFALB58	0			13.a.
b. LESS: Significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold			RCFWP853	NR	13.b.
14. Not available					14.
a. LESS: MSAs, net of associated DTLs, that exceed 25 percent of item 12	RCFALB59	0			14.a.
b. LESS: MSAs, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold			RCFWP854	NR	14.b.
15. Not available					15.
a. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed 25 percent of item 12	RCFALB60	0			15.a.
b. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold			RCFWP855	NR	15.b.
16. LESS: Amount of significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs; MSAs, net of associated DTLs; and DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs; that exceeds the 15 percent common equity tier 1 capital deduction threshold			RCFWP856	NR	16.
17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital to cover deductions	RCFAP857	0	RCFWP857	NR	17.
18. Total adjustments and deductions for common equity tier 1 capital[3]	RCFAP858	0	RCFWP858	NR	18.
19. Common equity tier 1 capital (item 12 minus item 18)	RCFAP859	16,024,511	RCFWP859	NR	19.

Dollar amounts in thousands			
20. Additional tier 1 capital instruments plus related surplus	RCFAP860	1,500,000	20.
21. Non-qualifying capital instruments subject to phase out from additional tier 1 capital	RCFAP861	0	21.
22. Tier 1 minority interest not included in common equity tier 1 capital	RCFAP862	0	22.
23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)	RCFAP863	1,500,000	23.
24. LESS: Additional tier 1 capital deductions	RCFAP864	0	24.
25. Additional tier 1 capital (greater of item 23 minus item 24, or zero)	RCFAP865	1,500,000	25.
26. Tier 1 capital[1]	RCFA8274	17,524,511	26.
27. Average total consolidated assets[2]	RCFAKW03	171,963,161	27.
28. LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 13 through 15, 17, and certain elements of item 24 - see instructions)[3]	RCFAP875	486,422	28.
29. LESS: Other deductions from (additions to) assets for leverage ratio purposes	RCFAB596	2,315	29.
30. Total assets for the leverage ratio (item 27 minus items 28 and 29)	RCFAA224	171,474,424	30.
31. Leverage ratio (item 26 divided by 30)	RCFA7204	10.2199%	31.
a. Does your institution have a community bank leverage ratio (CBLR) framework election in effect as of the quarter-end report date? (enter "1" for Yes; enter "0" for No)	RCOALE74	0	31.a.
Item 31.b is to be completed only by non-advanced approaches institutions that elect to use the Standardized Approach for Counterparty Credit Risk (SA-CCR) for purposes of the standardized approach and supplementary leverage ratio. b. Standardized Approach for Counterparty Credit Risk opt-in election (enter "1" for Yes; leave blank for No.)	RCOANC99	NR	31.b.

1. Institutions that have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in this item.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
57

Dollar amounts in thousands	(Column A) Amount		(Column B) Percentage		
32. Total assets (Schedule RC, item 12); (must be less than $10 billion)	RCFA2170	NR			32.
33. Trading assets and trading liabilities (Schedule RC, sum of items 5 and 15). Report as a dollar amount in Column A and as a percentage of total assets (5% limit) in Column B	RCFAKX77	NR	RCFAKX78	NR	33.
34. Off-balance sheet exposures:					34.
a. Unused portion of conditionally cancellable commitments	RCFAKX79	NR			34.a.
b. Securities lent and borrowed (Schedule RC-L, sum of items 6.a and 6.b)	RCFAKX80	NR			34.b.
c. Other off-balance sheet exposures	RCFAKX81	NR			34.c.
d. Total off-balance sheet exposures (sum of items 34.a through 34.c). Report as a dollar amount in Column A and as a percentage of total assets (25% limit) in Column B	RCFAKX82	NR	RCFAKX83	NR	34.d.

Dollar amounts in thousands			
35. Unconditionally cancellable commitments	RCFAS540	NR	35.
36. Investments in the tier 2 capital of unconsolidated financial institutions	RCFALB61	NR	36.
37. Allocated transfer risk reserve	RCFA3128	NR	37.
38. Amount of allowances for credit losses on purchased credit-deteriorated assets:			38.
a. Loans and leases held for investment	RCFAJJ30	NR	38.a.
b. Held-to-maturity debt securities	RCFAJJ31	NR	38.b.
c. Other financial assets measured at amortized cost	RCFAJJ32	NR	38.c.
39. Tier 2 capital instruments plus related surplus	RCFAP866	1,440,794	39.
40. Non-qualifying capital instruments subject to phase-out from tier 2 capital	RCFAP867	0	40.
41. Total capital minority interest that is not included in tier 1 capital	RCFAP868	0	41.
42. Adjusted allowances for credit losses and eligible credit reserves includable in tier 2 capital			42.
a. Adjusted allowances for credit losses (AACL) includable in tier 2 capital[2]	RCFA5310	477,678	42.a.
b. (Advanced approaches institutions that exit parallel run only): Eligible credit reserves includable in tier 2 capital	RCFW5310	NR	42.b.
43. Not applicable.			43.
44. Tier 2 capital before deductions			44.
a. Tier 2 capital before deductions (sum of items 39 through 42)	RCFAP870	1,918,472	44.a.
b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital before deductions (sum of items 39 through 41, plus item 42.b)	RCFWP870	NR	44.b.
45. LESS: Tier 2 capital deductions	RCFAP872	0	45.
46. Tier 2 capital			46.
a. Tier 2 capital (greater of item 44.a minus item 45, or zero)	RCFA5311	1,918,472	46.a.
b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital (greater of item 44.b minus item 45, or zero)	RCFW5311	NR	46.b.
47. Total capital			47.
a. Total capital (sum of items 26 and 46.a)	RCFA3792	19,442,983	47.a.
b. (Advanced approaches institutions that exit parallel run only): Total capital (sum of items 26 and 46.b)	RCFW3792	NR	47.b.
48. Total risk-weighted assets			48.
a. Total risk-weighted assets (from Schedule RC-R, Part II, item 31)	RCFAA223	100,795,741	48.a.
b. (Advanced approaches institutions that exit parallel run only): Total risk-weighted assets using advanced approaches rule (from FFIEC 101 Schedule A, item 60)	RCFWA223	NR	48.b.

3. All non-advanced approaches institutions should report in item 18, column A, the sum of items 13.a, 14.a, 15.a, and 17, column A; all advanced approaches institutions should report in item 18, column B, the sum of items 13.b, 14.b, 15.b, 16, and 17, column B.

1. Beginning with the June 30, 2020, report date, all non-advanced approaches institutions should report the sum of item 19, column A, and item 25 in item 26; all advanced approaches institutions should report the sum of item 19, column B, and item 25 in item 26.

2. Institutions that have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 27.

3. All non-advanced approaches institutions should report in item 28 the sum of items 6, 7, 8, 10.b, 13.a, 14.a, 15.a, 17 (column A), and certain elements of item 24 - see instructions; all advanced approaches institutions should report in item 28, the sum of items 6, 7, 8, 10.b, 11, 13.b, 14.b, 15.b, 16, 17 (column B), and certain elements of item 24 - see instructions.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
58

Dollar amounts in thousands	(Column A) Percentage		(Column B) Percentage		
49. Common equity tier 1 capital ratio (Column A: item 19, column A or B, as applicable, divided by item 48.a) (Advanced approaches institutions that exit parallel run only: Column B: item 19, column B, divided by item 48.b)	RCFAP793	15.8980%	RCFWP793	NR	49.
50. Tier 1 capital ratio (Column A: item 26 divided by item 48.a) (Advanced approaches institutions that exit parallel run only: Column B: item 26 divided by item 48.b)	RCFA7206	17.3862%	RCFW7206	NR	50.
51. Total capital ratio (Column A: item 47.a divided by item 48.a) (Advanced approaches institutions that exit parallel run only: Column B: item 47.b divided by item 48.b)	RCFA7205	19.2895%	RCFW7205	NR	51.

Dollar amounts in thousands			
52. Institution-specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments:			52.
a. Capital conservation buffer	RCFAH311	11.2895%	52.a.
b. Advanced approaches institutions and institutions subject to Category III capital standards only: Total applicable capital buffer	RCFWH312	NR	52.b.
53. Eligible retained income	RCFAH313	NR	53.
54. Distributions and discretionary bonus payments during the quarter	RCFAH314	NR	54.
55. Supplementary Leverage Ratio			55.
Items 55.a and 55.b are to be completed only by advanced approaches institutions and institutions subject to Category III capital standards. a. Total leverage exposure	RCFAH015	NR	55.a.
b. Supplementary leverage ratio	RCFAH036	NR	55.b.
56. Enhanced supplementary leverage ratio information			56.
Items 56.a and 56.b are to be completed only by depository institutions that are subsidiaries of global systemically important bank holding companies. a. Leverage buffer standard	RCFALE89	NR	56.a.
b. Leverage buffer	RCFALE90	NR	56.b.

2. Institutions that have elected to apply the 3-year or the 5-year 2020 CECL transition provision should subtract the applicable portion of the AACL transitional amount or the modified AACL transitional amount, respectively, from the AACL, as defined in the regulatory capital rule, before determining the amount of AACL includable in tier 2 capital. See instructions for further detail on the CECL transition provisions.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 8/4/2026

FFIEC 031
Report Date 6/30/2026
59

Schedule RC-R Part II - Risk-Weighted Assets(Form Type - 031)

Institutions are required to assign a 100 percent risk weight to all assets not specifically assigned a risk weight under Subpart D of the federal banking agencies' regulatory capital rules and not deducted from tier 1 or tier 2 capital.

Dollar amounts in thousands	(Column A) Totals from Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%	
1. Cash and balances due from depository institutions	RCFDD957 24,665,647	RCFDS396 0	RCFDD958 23,927,460				RCFDD959 367,141	RCFDS397 158,738	RCFDD960 212,305	RCFDS398 3	1.
2. Securities:											2.
a. Held-to-maturity securities[3]	RCFDD961 20,488,542	RCFDS399 -12	RCFDD962 19,472,649	RCFDHJ74 0	RCFDHJ75 0		RCFDD963 1,014,101	RCFDD964 1,804	RCFDD965 0	RCFDS400 0	2.a.
b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading	RCFDJA21 32,721,185	RCFDS402 -1,718,934	RCFDD967 30,020,124	RCFDHJ76 0	RCFDHJ77 0		RCFDD968 4,220,796	RCFDD969 0	RCFDD970 199,199	RCFDS403 0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:											3.
a. Federal funds sold in domestic offices	RCOND971 0		RCOND972 0				RCOND973 0	RCONS410 0	RCOND974 0	RCONS411 0	3.a.
b. Securities purchased under agreements to resell	RCFDH171 4,456,605	RCFDH172 4,456,605									3.b.
4. Loans and leases held for sale:											4.
a. Residential mortgage exposures	RCFDS413 1,724	RCFDS414 0	RCFDH173 0				RCFDS415 0	RCFDS416 1,238	RCFDS417 486		4.a.
b. High volatility commercial real estate exposures	RCFDS419 0	RCFDS420 0	RCFDH174 0				RCFDH175 0	RCFDH176 0	RCFDH177 0	RCFDS421 0	4.b.
c. Exposures past due 90 days or more or on nonaccrual[3]	RCFDS423 0	RCFDS424 0	RCFDS425 0	RCFDHJ78 0	RCFDHJ79 0		RCFDS426 0	RCFDS427 0	RCFDS428 0	RCFDS429 0	4.c.

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount	
1. Cash and balances due from depository institutions										1.
2. Securities:										2.
a. Held-to-maturity securities										2.a.
b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading	RCFDH270 NR	RCFDS405 0		RCFDS406 0				RCFDH271 0	RCFDH272 0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:										3.

3. Institutions should report held-to-maturity securities net of allowances for credit losses in item 2.a. Institutions should report as a negative number in item 2.a allowances for credit losses eligible for inclusion in tier 2 capital, which excludes allowances for credit losses on purchased credit-deteriorated assets.

3. For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

Dollar amounts in thousands (Column K) Allocation by Risk-Weight Category 250% (Column L) Allocation by Risk-Weight Category 300% (Column M) Allocation by Risk-Weight Category 400% (Column N) Allocation by Risk-Weight Category 600% (Column O) Allocation by Risk-Weight Category 625% (Column P) Allocation by Risk-Weight Category 937.5% (Column Q) Allocation by Risk-Weight Category 1,250% (Column R) Application of Other Risk-Weighting Approaches Exposure Amount (Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount Federal funds sold in domestic offices Securities purchased under agreements to resell 4. Loans and leases held for sale: Residential mortgage exposures......................................... High volatility commercial real estate exposures................. RCFDH273 0 RCFDH274 0 RCFDH275 0 RCFDH276 0

Dollar amounts in thousands (Column K) Allocation by Risk-Weight Category 250% (Column L) Allocation by Risk-Weight Category 300% (Column M) Allocation by Risk-Weight Category 400% (Column N) Allocation by Risk-Weight Category 600% (Column O) Allocation by Risk-Weight Category 625% (Column P) Allocation by Risk-Weight Category 937.5% (Column Q) Allocation by Risk-Weight Category 1,250% (Column R) Application of Other Risk-Weighting Approaches Exposure Amount (Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount c. Exposures past due 90 days or more or on nonaccrual6..... RCFDH277 0 RCFDH278 0 Dollar amounts in thousands (Column A) Totals from Schedule RC (Column B) Adjustments to Totals Reported in Column A (Column C) Allocation by Risk-Weight Category 0% (Column D) Allocation by Risk-Weight Category 2% (Column E) Allocation by Risk-Weight Category 4% (Column F) Allocation by Risk-Weight Category 10% (Column G) Allocation by Risk-Weight Category 20% (Column H) Allocation by Risk-Weight Category 50% (Column I) Allocation by Risk-Weight Category 100% (Column J) Allocation by Risk-Weight Category 150% 4. Loans and leases held for sale (continued): d. All other exposures...................................................... 5. Loans and leases held for investment:2 a. Residential mortgage exposures................................. b. High volatility commercial real estate exposures......... c. Exposures past due 90 days or more or on nonaccrual7..................................................................... d. All other exposures...................................................... 6. LESS: Allowance for credit losses on loans and leases...... 7. Trading assets..................................................................... 8. All other assets8.................................................................. a. Separate account bank-owned life insurance b. Default fund contributions to central counterparties RCFDS431 649,891 RCFDS432 0 RCFDS433 0 RCFDHJ80 0 RCFDHJ81 0 RCFDS434 0 RCFDS435 0 RCFDS436 649,891 RCFDS437 0 RCFDS439 19,955,033 RCFDS440 0 RCFDH178 0 RCFDS441 43,741 RCFDS442 18,708,474 RCFDS443 1,202,818 RCFDS445 0 RCFDS446 0 RCFDH179 0 RCFDH180 0 RCFDH181 0 RCFDH182 0 RCFDS447 0 RCFDS449 568,276 RCFDS450 0 RCFDS451 0 RCFDHJ82 0 RCFDHJ83 0 RCFDS452 0 RCFDS453 0 RCFDS454 0 RCFDS455 568,276 RCFDS457 27,875,586 RCFDS458 0 RCFDS459 131,259 RCFDHJ84 0 RCFDHJ85 0 RCFDS460 278,948 RCFDS461 75 RCFDS462 27,465,304 RCFDS463 0 RCFD3123 352,943 RCFD3123 352,943 RCFDD976 28,397,448 RCFDS466 27,147,872 RCFDD977 58,664 RCFDHJ86 0 RCFDHJ87 0 RCFDD978 350,441 RCFDD979 0 RCFDD980 840,471 RCFDS467 0 RCFDD981 7,166,125 RCFDS469 515,523 RCFDD982 1,284,773 RCFDHJ88 0 RCFDHJ89 0 RCFDD983 316,193 RCFDD984 65,798 RCFDD985 3,649,645 RCFDH185 14,402

Dollar amounts in thousands (Column K) Allocation by Risk-Weight Category 250% (Column L) Allocation by Risk-Weight Category 300% (Column M) Allocation by Risk-Weight Category 400% (Column N) Allocation by Risk-Weight Category 600% (Column O) Allocation by Risk-Weight Category 625% (Column P) Allocation by Risk-Weight Category 937.5% (Column Q) Allocation by Risk-Weight Category 1,250% (Column R) Application of Other Risk-Weighting Approaches Exposure Amount (Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount 4. Loans and leases held for sale (continued): d. All other exposures.............................................................. 5. Loans and leases held for investment: a. Residential mortgage exposures......................................... b. High volatility commercial real estate exposures................. c. Exposures past due 90 days or more or on nonaccrual11 ... . d. All other exposures.............................................................. 6. LESS: Allowance for credit losses on loans and leases 7. Trading assets............................................................................. 8. All other asset 12 ....................................................................... s . a. Separate account bank-owned life insurance...................... b. Default fund contributions to central counterparties............ RCFDH279 0 RCFDH280 0 RCFDH281 0 RCFDH282 0 RCFDH283 0 RCFDH284 0 RCFDH285 0 RCFDH286 0 RCFDH287 0 RCFDH288 0 RCFDH289 NR RCFDH186 0 RCFDH290 0 RCFDH187 0 RCFDH291 0 RCFDH292 0 RCFDH293 1,108,664 RCFDH188 0 RCFDS470 0 RCFDS471 0 RCFDH294 0 RCFDH295 0 RCFDH296 211,127 RCFDH297 42,225 RCFDH298 0 RCFDH299 0 6. For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 2. Institutions should report as a positive number in column B of items 5.a through 5.d, as appropriate, any allowances for credit losses on purchased credit-deteriorated assets reported in column A of items 5.a through 5.d, as appropriate. 7. For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 8. Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets. 11. For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 12. Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

Dollar amounts in thousands (Column K) Allocation by Risk-Weight Category 250% (Column L) Allocation by Risk-Weight Category 300% (Column M) Allocation by Risk-Weight Category 400% (Column N) Allocation by Risk-Weight Category 600% (Column O) Allocation by Risk-Weight Category 625% (Column P) Allocation by Risk-Weight Category 937.5% (Column Q) Allocation by Risk-Weight Category 1,250% (Column R) Application of Other Risk-Weighting Approaches Exposure Amount (Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount 4. Loans and leases held for sale (continued): d. All other exposures.............................................................. 5. Loans and leases held for investment: a. Residential mortgage exposures......................................... b. High volatility commercial real estate exposures................. c. Exposures past due 90 days or more or on nonaccrual11 ... . d. All other exposures.............................................................. 6. LESS: Allowance for credit losses on loans and leases 7. Trading assets............................................................................. 8. All other asset 12 ....................................................................... s . a. Separate account bank-owned life insurance...................... b. Default fund contributions to central counterparties............ RCFDH279 0

Dollar amounts in thousands (Column K) Allocation by Risk-Weight Category 250% (Column L) Allocation by Risk-Weight Category 300% (Column M) Allocation by Risk-Weight Category 400% (Column N) Allocation by Risk-Weight Category 600% (Column O) Allocation by Risk-Weight Category 625% (Column P) Allocation by Risk-Weight Category 937.5% (Column Q) Allocation by Risk-Weight Category 1,250% (Column R) Application of Other Risk-Weighting Approaches Exposure Amount (Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount 4. Loans and leases held for sale (continued): d. All other exposures.............................................................. 5. Loans and leases held for investment: a. Residential mortgage exposures......................................... b. High volatility commercial real estate exposures................. c. Exposures past due 90 days or more or on nonaccrual11 ... . d. All other exposures.............................................................. 6. LESS: Allowance for credit losses on loans and leases 7. Trading assets............................................................................. 8. All other asset 12 ....................................................................... s . a. Separate account bank-owned life insurance...................... b. Default fund contributions to central counterparties............ RCFDH279 0

Dollar amounts in thousands (Column K) Allocation by Risk-Weight Category 250% (Column L) Allocation by Risk-Weight Category 300% (Column M) Allocation by Risk-Weight Category 400% (Column N) Allocation by Risk-Weight Category 600% (Column O) Allocation by Risk-Weight Category 625% (Column P) Allocation by Risk-Weight Category 937.5% (Column Q) Allocation by Risk-Weight Category 1,250% (Column R) Application of Other Risk-Weighting Approaches Exposure Amount (Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount 4. Loans and leases held for sale (continued): d. All other exposures.............................................................. 5. Loans and leases held for investment: a. Residential mortgage exposures......................................... b. High volatility commercial real estate exposures................. c. Exposures past due 90 days or more or on nonaccrual11 ... . d. All other exposures.............................................................. 6. LESS: Allowance for credit losses on loans and leases 7. Trading assets............................................................................. 8. All other asset 12 ....................................................................... s . a. Separate account bank-owned life insurance...................... b. Default fund contributions to central counterparties............ RCFDH279 0